UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒                            Filed by a party other than the registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material pursuant to Section 240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11/

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Argo House

110 Pitts Bay Road

Pembroke HM 08, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

The Annual General Meeting (the “Annual General Meeting”) of Argo Group International Holdings, Ltd. (“Argo Group”), a Bermuda exempted company limited by shares, will be held on May 4, 2010 at 10:30 am Bermuda local time at 110 Pitts Bay Road, Hamilton, Bermuda and at any adjournments or postponements thereof.

The Annual General Meeting is called for the following purposes:

1.	To elect three Class III directors to the Argo Group Board of Directors (the “Board” or “Board of Directors”) for a term of three years;

2.	To consider and approve an amendment and restatement of Argo Group’s Bye-Laws; and

3.	To consider and approve the recommendation of our Board of Directors that Ernst & Young LLP be appointed as our independent auditors for the fiscal year ending December 31, 2010 and to refer the determination of the independent auditors’ remuneration to the Audit Committee of our Board of Directors.

The Board has fixed the close of business on March 12, 2010 as the record date for determining those shareholders who will be entitled to vote at the Annual General Meeting.

The vote of each shareholder is important. I urge you to access the proxy materials on the internet or to request an electronic or a paper copy of them as promptly as possible. This will ensure that you will be able to complete your proxy card in a timely manner so that your shares will be voted at the Annual General Meeting.

By Order of the Board of Directors

David J. Doyle
Secretary

March 15, 2010

WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL GENERAL MEETING OR NOT, YOU ARE REQUESTED TO SUBMIT YOUR PROXY EITHER ELECTRONICALLY OR, IF YOU REQUEST A PAPER COPY, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

Argo House

110 Pitts Bay Road

Pembroke HM 08, Bermuda

PART 1

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by Argo Group International Holdings, Ltd. (“Argo Group” or the “Company”) of the enclosed proxy to vote shares of Argo Group’s Common Shares (the “Common Shares”) at the Annual General Meeting of shareholders (the “Annual General Meeting”) to be held on May 4, 2010, at 10:30 am Bermuda local time at 110 Pitts Bay Road, Hamilton, Bermuda and at any postponements or adjournments thereof.

The Annual General Meeting to which this Notice and this proxy statement apply is being convened solely for the purposes discussed in this document. Shares represented by duly executed proxies in the accompanying form received before the Annual General Meeting will be voted at the Annual General Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of Argo Group either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual General Meeting who expresses a desire to vote in person. If a shareholder specifies a choice on any matter to be acted upon by means of the ballot provided in the accompanying proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of the proposals set forth in this Notice.

As permitted by rules adopted by the SEC and by the statutory provisions of the Bermuda Companies Act 1981, Argo Group is making this proxy statement, the proxy card and the annual report to shareholders (the “proxy materials”) available to shareholders electronically via the Internet. A Notice of Annual General Meeting (the “Notice”) which includes instructions on how to access and review the proxy materials and how to submit your proxy online will be mailed to shareholders no later than March 25, 2010. Shareholders may request a printed copy of the proxy materials by following the instructions included in the Notice. In addition Argo Group will post copies of the 2009 Annual Report on Form 10K and this proxy statement on its web site at www.argolimited.com. The reference to Argo Group’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Argo Group will bear the cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith. Our directors, officers and employees may solicit proxies orally or in writing, without additional compensation. Argo Group will also request that banks, brokerage houses and other custodians, nominees and fiduciaries send proxy materials to the beneficial owners of Argo Group Common Shares and will, if requested, reimburse the record holders for their reasonable out-of-pocket expenses in so doing.

VOTING SECURITIES AND VOTING RIGHTS

Securities Outstanding

March 12, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournments or postponements thereof. On that date, there were XXX Common Shares issued, outstanding and entitled to vote. Argo Group has no other voting securities outstanding. Pursuant to Argo Group’s Bye-Laws, a majority of all the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual General Meeting. Each shareholder of record is entitled to one vote per share held on all matters submitted to a vote of shareholders.

All matters referenced in this Proxy Statement upon which the shareholders will be asked to consider and vote will, in accordance with our Bye-Laws, be decided by an ordinary resolution; that is, a resolution passed by a simple majority of votes entitled to vote on such matter cast in person or by proxy at the Annual General Meeting. A resolution put to a vote at the Annual General Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to our Bye-Laws. Shares represented at the Annual

General Meeting whose votes are withheld on any matter, shares that are represented by “broker non-votes” (that is, shares held by brokers or nominees that are represented at the Annual General Meeting but with respect to which the broker or nominee has not received voting instructions from the beneficial owner and is not empowered to vote on a particular proposal) and the shares that abstain from voting on any particular matter are not included in the tabulation of the shares voting on such matter, but are counted for quorum purposes. Member brokerage firms of the New York Stock Exchange, Inc. that hold shares in street name for beneficial owners, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, may vote in their discretion upon the proposal for the ratification of the appointment of Ernst & Young LLP.

Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.5% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution.

On March 14, 2007, Argonaut Group, Inc. (“Argonaut” or “Argonaut Group”) entered into an agreement and plan of merger with PXRE Group Ltd. (“PXRE”) and PXMS Inc., a wholly owned subsidiary of PXRE, under which PXMS, Inc. was to merge with and into Argonaut, with Argonaut continuing after the merger as the surviving corporation and as a wholly owned subsidiary of PXRE (the “Merger”). The Merger provided for Argonaut’s shareholders to receive PXRE shares in exchange for their Argonaut shares. On July 25, 2007 the shareholders of both Argonaut and PXRE approved the Merger and the transaction subsequently closed on August 7, 2007. Upon the closing of the Merger, PXRE was renamed Argo Group International Holdings, Ltd. Although PXRE was the surviving entity and legal acquirer in the Merger, immediately following the Merger the former shareholders of Argonaut owned approximately 73% of Argo Group and the former shareholders of PXRE owned 27% of Argo Group. As such, Argonaut was the acquirer for financial accounting purposes. Please refer to PXRE’s Registration Statement on Form S-4 as filed with the Securities and Exchange Commission (“SEC”) on June 18, 2007 for additional information about the Merger, a copy of which is available on Argo Group’s web site at www.argolimited.com. The reference to Argo Group’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of its directors except Mark E. Watson III, the Chief Executive Officer of Argo Group, is “independent” in accordance with the applicable corporate governance listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) as currently in effect. Using the same standards, the Board of Directors previously determined that, prior to their departures from the Board in 2009, Bradley E. Cooper and Phillip McLoughlin were “independent” and Fayez Sarofim was not “independent.”

Board Leadership Structure

The Board of Directors has chosen to separate the position of Principal Executive Officer from the position of Board Chairman. The Company believes that this separation of positions is the most appropriate structure for effectively dealing with both management and risk oversight because it creates a lead director that is independent from management whose job duties include, but are not limited to, chairing meetings of the independent directors.

Code of Business Ethics and Conduct

The Company has adopted a Code of Business Ethics and Conduct (the “Ethics Code”) that applies to all its directors, officers and employees, including the principal executive officer and the principal financial officer. A copy of the Ethics Code is available through the Company’s web site at www.argolimited.com. In addition, copies of the Ethics Code can be obtained, free of charge, upon written request to Investor Relations, 110 Pitts Bay Road, Pembroke HM 08, Bermuda. Any amendments to or waivers of the Ethics Code that apply to the Company’s Board or its executive officers will be disclosed on the web site. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Committees and Meetings of the Board of Directors

During 2009, the standing Committees of the Board of Directors were the Executive Committee, the Audit Committee, the Investment Committee, the Human Resources Committee, and the Corporate Governance and Nominating Committee. The Board of Directors has no other committees. While Argo Group does not have a policy requiring directors to attend the Annual General Meeting, a meeting of the Board of Directors is customarily held on the same day as the Annual General Meeting and Argo Group encourages directors to attend the shareholder meeting. All of the directors attended the Company’s Annual General Meeting held in May of 2009 except Fayez Sarofim and Phillip McLoughlin who were not standing for re-election.

During 2009, the Board of Directors met 4 times, the Executive Committee met once, the Audit Committee met 5 times, the Investment Committee met 4 times, the Human Resources Committee met 5 times, and the Corporate Governance and Nominating Committee met once. During that time, all directors attended 75 percent or more of the meetings of the Board of Directors and of the Committees of the Board on which they served. The independent directors met in executive session 4 times.

Executive Sessions of Independent Directors

In order to promote open discussion among the independent directors, the Board of Directors schedules regular executive sessions, at least two times each year, in which those directors meet without management participation. Any interested party may contact the independent directors as a group by using the procedures set forth below under “Shareholder Communication with Board Members.”

Board Committees

Executive Committee

The Executive Committee consists of Messrs. Woods, De Leon, and Watson. The Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company.

Audit Committee

The Audit Committee consists of Messrs. Browne, De Leon, Josephson, Maresh and Power, each of whom is “independent” as defined by Rule 4200(a)(15) of the Nasdaq’s listing standards, and also meets the additional independence and other requirements for audit committee membership under Rule 4350(d)(2) of those standards.

The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and financial reporting processes of the Company. The Audit Committee is primarily responsible for, among other things, (a) review of quarterly and annual financial results and other financial information, (b) the appointment, replacement, compensation and oversight of independent auditors, (c) reviewing all recommendations of the auditors with respect to accounting methods and internal controls of the Company, (d) reviewing and approving in advance audit and non-audit services and reviewing the scope of the audits conducted by the auditors, and (e) overseeing the Company’s internal audit procedures. The Audit Committee’s role includes discussing with management, internal audit and the independent auditors the Company’s processes to manage its business and financial risk, and processes for compliance with significant applicable legal and regulatory requirements. The Board of Directors has adopted a written charter that specifies the scope of the Audit Committee’s responsibilities, which is available on the Company’s web site at www.argolimited.com. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

In connection with performing its oversight role related to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee has:

•	reviewed and discussed the audited consolidated financial statements with management and with representatives from Ernst &Young LLP (“E&Y”);

•	discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications With Audit Committees); and

•

received from E&Y the written disclosures and the letter regarding E&Y’s independence as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence and discussed the independence of E&Y with representatives of E&Y.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Mural Josephson, Chairman

F. Sedgwick Browne

Hector De Leon

Frank W. Maresh

John R. Power, Jr.

Audit Committee Financial Experts

Frank W. Maresh and Mural Josephson are qualified as “audit committee financial experts” within the meaning of applicable SEC rules and regulations governing the composition of the Audit Committee. In addition, the Audit Committee has determined that they have appropriate experience and background to satisfy the “financial sophistication” requirements of Nasdaq’s listing standards.

Investment Committee

The Investment Committee consists of Messrs. Cash, Watson and Woods. The Investment Committee sets the Company’s investment policy. All investment transactions are ratified by the full Board of Directors. The Board of Directors has adopted a written charter for the Investment Committee that specifies the scope of the Investment Committee’s responsibilities, which is available on the Company’s web site at www.argolimited.com. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Human Resources Committee

The Human Resources Committee consists of Messrs. Browne, Cash, De Leon, Power and Woods, each of whom is “independent” in accordance with the applicable corporate governance listing standards of Nasdaq as currently in effect. Discussions of the Human Resources Committee’s role and the Company’s Compensation Philosophy begin on page 16. The Board of Directors has adopted a written charter that specifies the scope of the Human Resources Committee’s responsibilities, which is available on the Company’s web site at www.argolimited.com. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Human Resources Committee Interlocks and Insider Participation

None of the members of the Human Resources Committee during the fiscal year 2009 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of the Company served on the Human Resources Committee or board of any company that employed any member of the Company’s Human Resources Committee or Board of Directors.

Board Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk policies including, but not limited to, oversight of its risk tolerance and appetite. Risk management is a collaborative effort of management, the Company’s Board of Directors and key functions within the Company that are focused on risk, including risks associated with the Company’s compensation plans.

The Company’s risk oversight framework begins at the departmental level. Each business department is charged with the task of identifying, assessing, measuring, monitoring, reporting, and mitigating risks associated with the department’s respective functions and responsibilities. The Company’s Risk Committee, consisting of senior management including the Company’s Chief Executive Officer and its Chief Financial Officer, plays a key role in risk oversight by coordinating, facilitating, and overseeing the effectiveness and integrity of the Company’s risk management activities. The Risk Committee is also charged with establishing the methodology and tools used to identify and evaluate risks and, where risks are outside the Company’s risk appetite, ensuring that there is an appropriate response. The Company’s Chief Risk Officer reports to the Risk Committee. The Company’s Internal Audit department provides another level of risk oversight by independently assessing the effectiveness of the Company’s risk management processes and practices including the risks associated with the Company’s compensation plans and by providing timely feedback on the effectiveness of the Company’s risk oversight process. The Director of Internal Audit reports directly to the Audit Committee.

The Company believes that the foregoing corporate risk oversight framework is structured in a way that enables the Company to take an active approach to risk management. Through the efforts of management, the Company’s internal risk oversight functions and the Board of Directors, the Company believes it is able to limit unnecessary risks while accepting certain other risks which may be beneficial to the Company and its shareholders.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Messrs. Browne, Power and Woods, each of whom is “independent” in accordance with the applicable director independence standards of Nasdaq as currently in effect. The purpose of the Corporate Governance and Nominating Committee is to establish criteria for Board member selection and retention, to identify individuals qualified to become Board members, and to recommend to the Board of Directors the individuals to be nominated and re-nominated for election as directors. The Board of Directors has adopted Corporate Governance Guidelines and a written charter for the Corporate Governance and Nominating Committee that specifies the scope of the Committee’s responsibilities, copies of which are available on the Company’s web site at www.argolimited.com. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Director Qualifications and Diversity

The Corporate Governance and Nominating Committee assesses several factors when evaluating director nominees including, but not limited to, the current needs of the Board and the nominee’s: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Corporate Governance and Nominating Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to oversee, in an effective manner, the management of the affairs and business of the Company and to monitor its evolution into a complex, global enterprise. While the Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Corporate Governance and Nominating Committee seeks a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, financially complex, growth oriented, international organization that operates in multiple regulatory environments when considering the overall composition of the Board. In addition, the Corporate Governance and Nominating Committee seeks directors with experience in a variety of professional disciplines and business ventures that can provide diverse perspectives on the Company’s operations. The Committee evaluates the types of backgrounds that are needed to strengthen and balance the Board based on the foregoing factors and will nominate candidates to fill vacancies accordingly. For a discussion of the specific experiences, qualifications, attributes or skills that led the Corporate Governance and Nominating Committee to conclude that each director should serve on the Company’s Board of Directors, see the biographical information section beginning on page 8.

Process for Nominating Directors

The Corporate Governance and Nominating Committee identifies director nominees from various sources such as officers, directors, shareholders and third party consultants to assist in identifying and evaluating potential nominees. The Corporate Governance and Nominating Committee will consider and evaluate a director candidate recommended by a shareholder in the same manner as a candidate recommended by a current director.

Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Company. To make a director nomination at the 2010 Annual General Meeting, a shareholder must follow the same procedures required for submitting a shareholder proposal. See “Shareholder Proposals for 2010 Annual General Meeting” beginning on page 29. Notices should be sent to Argo Group International Holdings, Ltd. c/o David J. Doyle, Secretary, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) the number and class of all shares of each class of capital shares of the Company beneficially owned by the person or persons to be nominated; (c) a representation that the nominating shareholder is a shareholder of record of the Company’s shares entitled to vote at such meeting, including setting forth the number and class of all shares of each class of capital shares of the Company beneficially owned by the nominating shareholder, and that he or she intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (e) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board; and (f) the signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the Annual General Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Shareholder Communication with Board Members

The Company has a process for shareholders to communicate with the Board of Directors, a specific director or the non-management or independent directors as a group. Shareholders may send written communications to Argo Group International Holdings, Ltd. c/o David J. Doyle, Secretary, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Secretary will review the communication and forward such communication to the individual director or directors to whom the communication is directed, if any. If the communication does not specify a recipient, the Secretary will forward it to the full Board of Directors or to the director or directors the Secretary believes is most appropriate.

Related Person Transactions

Policy for Evaluating Related Person Transactions

The Board of Directors has adopted a written policy relating to the Audit Committee’s review and approval of transactions with related persons that are required to be disclosed in proxy statements by SEC regulations (“related person transactions”). A “related person” is defined under the applicable SEC regulation and includes our directors, executive officers and 5% or more beneficial owners of our Common Shares. Management administers procedures adopted by the Board of Directors with respect to related person transactions and the Audit Committee reviews and approves all such transactions. At times, it may be advisable to initiate a transaction before the Audit Committee has evaluated it, or a transaction may begin before discovery of a related person’s participation. In such instances, management consults with the Chairman of the Audit Committee to determine the appropriate course of action. Approval of a related person transaction requires the vote of the majority of disinterested directors on the Audit Committee. In approving any related person transaction, the Audit Committee must determine that the transaction is fair and reasonable to the Company. The Audit Committee periodically reports on its activities to the Board of Directors. The written policy relating to the Audit Committee’s review and approval of related person transactions is available on our web site under “Corporate Governance” at www.argolimited.com. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

In determining the independence of Directors, the Audit Committee considered the following transaction and relationship that occurred during 2009. The Company believes that the following transaction and relationship was reasonable and in the best interest of the Company.

Fayez Sarofim & Co. Certain insurance subsidiaries of the Company and Fayez Sarofim & Co. (“Investment Manager”) are parties to investment agreements (the “Investment Management Agreements”), whereby the Investment Manager has agreed to make investment decisions with respect to and otherwise manages certain funds deposited by the Company’s insurance subsidiaries for those purposes. The Investment Manager is owned 100% by the Sarofim Group, Inc. the majority of which is owned by Fayez Sarofim, a former director of the Company. As of December 31, 2009, Fayez Sarofim & Co. managed $244.8 million fair market value of the Company’s insurance subsidiary’s investments. The Company paid Fayez Sarofim & Co. approximately $0.5 million for services provided for the year ended December 31, 2009. The Investment Management Agreements are terminable by either party at any time on 30 days advance written notice. Fayez Sarofim ceased to serve on our board of directors in May of 2009.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

The following table sets forth certain information regarding the beneficial ownership of Argo Group common shares (“Common Shares”) as of March 12, 2010 of each person known to Argo Group to beneficially own more than 5% of the Common Shares.

	Common Shares (1)
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Wells Fargo & Company / MN 420 Montgomery Street San Francisco, CA 94163	2,568,931%
Dimensional Fund Advisors LP Palisades West 6300 Bee Cave Road, Building One Austin, TX 78746	1,987,551%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	1,873,435%

(1)	The information in this table is based on information reported on Schedule 13Gs filed with the Securities and Exchange Commission as of 12/31/2009.

•

The Wells Fargo & Company Schedule 13G was filed on behalf of a number of its subsidiaries. Certain of these shares are shared in terms of voting and /or dispositive power by various subsidiaries including with Wells Capital Management Incorporated and is the aggregate amount owned beneficially by each.

•	The BlackRock, Inc. Schedule 13G was filed on behalf of a number of its subsidiaries including Barclays Global Investors.

•

Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the Schedule 13 are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of March 12, 2010 of (i) each director of Argo Group, (ii) each individual who has been identified as a named executive officer (“Named Executive Officer” or “NEO”) of Argo Group or its subsidiaries, and (iii) all directors and individuals who have been identified as named executive officers of Argo Group or its subsidiaries as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class (1)
Gary V. Woods	16,333	(2)	*
F. Sedgwick Browne	14,488	(2)	*
H. Berry Cash	14,262	(2)	*
Hector De Leon	14,783	(2)	*
Mural R. Josephson	10,607	(2)	*
Frank W. Maresh	14,012	(2)	*
John R. Power, Jr.	15,684	(2)	*
Mark E. Watson III	489,835	(2)
Jay Bullock	35,201	(2)	*
Julian Enoizi	0	(2)	*
Barbara C. Bufkin	76,524	(2)	*
All directors and individuals identified as senior executives of Argo Group and its subsidiaries as a group (11 persons)	701,729

*	Less than .1% of the outstanding Common Shares
(1)	The information in this table is based on information supplied directly to Argo Group by directors and on information reported on Forms 3, 4 or 5 or on any Schedule 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares to which the person has the right to acquire beneficial ownership within 60 days of the Record Date, including stock options that were exercisable on March 12, 2010 or that become exercisable within 60 days after March 12, 2010. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
(2)	Includes the following shares to which the person has the right to acquire beneficial ownership within 60 days, including stock options that were exercisable on March 12, 2010 or that become exercisable within 60 days after March 12, 2010: Mr. Woods – 11,742; Mr. Browne – 12,438; Mr. Cash – 11,742, Mr. De Leon – 11,742; Mr. Josephson – 9,857, Mr. Maresh – 11,742; Mr. Power – 11,742; Mr. Watson – 258,518; Mr. Bullock – 33,667; Ms. Bufkin – 64,293.
(3)	This schedule does not include shares held by Dale Pilkington, a former Named Executive Officer. Dale Pilkington owned 6,735 Common Shares on May 1, 2009, the date he left the company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires directors, executive officers and holders of more than 10% of Common Shares to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of Argo Group’s securities. Argo Group believes that during 2009 all reports for the registrant’s executive officers, directors and 10% shareholders that were required to be filed under Section 16(a) of the Exchange Act were timely filed.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bye-Laws provide for the election of directors by our shareholders. Each class of directors serves for a term of three (3) years. In accordance with the Bye-Laws, our Board of Directors is divided into three classes (Classes I, II and III). The classes are determined by dividing the number of directors by 3. If this results in a whole number, there will be an equal number of directors in each class. If this results in a fraction of 1/3, one additional director will be placed into Class III. If this results in a fraction of 2/3 one director will be placed into Class II and one into Class III. The Company’s Bye-Laws further provide that the Board may re-designate directors to different classes so that they conform to the preceding formula.

Three Class III directors are to be elected at the 2010 Annual General Meeting; Frank Maresh who is currently serving as a Class III director will not stand for re-election. The Corporate Governance and Nominating Committee nominated John H. Tonelli to fill the vacancy and he will stand for election. His resume is included below. In addition, the Committee nominated F. Sedgwick Browne and Hector De Leon, both of whom are presently serving on the Board as Class III directors, to stand for reelection. If elected, the three nominees will serve as Class III directors for three-year terms until the Annual General Meeting of shareholders in 2013 or until their successors have been elected and qualified. It is intended that proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the proxies will be voted for the election of a substitute nominee in accordance with the judgment of the proxy holder.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS AND, UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR SUCH NOMINEES AS DIRECTORS.

Biographical information for the three Class III nominees to be elected this year:

F. Sedgwick Browne (67) continued as a director of the Company following the Merger in August of 2007. Before the Merger, Mr. Browne had been a director of PXRE since 1999. Mr. Browne served as Vice-Chairman of the board of directors of PXRE from 2003 until the Merger. He retired as counsel at Sidley Austin Brown & Wood LLP (now known as Sidley Austin LLP), a law firm, on September 30, 2004. Mr. Browne previously was a partner at Morgan, Lewis & Bockius LLP and prior thereto at Lord Day & Lord, Barrett Smith, where he specialized in the insurance and reinsurance industry. Mr. Browne is also a past trustee and director of the Swiss Reinsurance US Group and of the Winterthur Swiss Insurance US Group. In addition to his historical knowledge of PXRE’s operations, Mr. Browne brings to the Board a corporate transactional background that is specific to the Company’s operations in the insurance sector. Mr. Browne also possesses financial reporting expertise and the legal experience and qualifications necessary to guide the Company through the myriad of regulatory requirements currently imposed on publicly traded companies.

Hector De Leon (63) became a director of the Company immediately following the Merger in August 2007. Mr. De Leon had been a director of Argonaut since February 2003. Mr. De Leon is the managing partner of De Leon & Washburn, P.C., a law firm in Austin, Texas, which he founded in 1977. Prior to 1977, Mr. De Leon was the General Counsel of the Texas State Insurance Board. From February 1985 to November 1997, Mr. De Leon served as a director of Titan Holdings, Inc., a publicly traded property and casualty insurance holding company. Mr. De Leon brings to the Board experience and skills relating to the insurance regulatory environment in which the Company operates combined with a corporate legal background. In addition, Mr. De Leon’s experience includes prior service as a director of a publicly traded, growth oriented, specialty property and casualty insurance holding company.

John H. Tonelli (45) is standing for election as a director in Class III. Mr. Tonelli is the Chief Executive Officer of Advanced Global Investments, Ltd., a New York based investment company with holdings in Eastern Europe, the Middle East and Latin America. Mr. Tonelli has over twenty years of experience in finance, working both as an investment banker and as an attorney. Mr. Tonelli has advised the governments of Argentina, Chile, Paraguay and Uruguay on a wide variety of matters, including privatizations, debt and equity financings, and infrastructure projects. He has been a director of Converse Bank since August, 2009. From 2003 to 2009, Mr. Tonelli was a Senior Managing Director with J.P. Morgan & Co., Inc. and Bear Stearns & Co. Inc. where he was Head of International Project Finance and Emerging Markets Structured Finance. From 1999 to 2003, he was the founder and chief executive officer of International Venture Partners, LLC, an NASD member broker-dealer specializing in emerging markets. From 1992 to 1999, Mr. Tonelli was an attorney with Cadwalader, Wickersham & Taft where he was head of the Latin American practice group and founded the firm’s project finance group. Mr. Tonelli brings to the Board specialized expertise in finance and emerging markets that will benefit the Company’s international growth strategy.

Biographical information for the directors whose terms will expire in 2011 and 2012:

The following biographical information is for the two Class I directors whose terms will expire in 2011:

H. Berry Cash (71) became a director of the Company immediately following the Merger in August 2007. Mr. Cash had been a director of Argonaut since May 2005. Mr. Cash has been a general partner of InterWest Partners, a venture capital fund, since 1985. Mr. Cash has also served on the board of directors of Ciena Corporation since April 1994, Silicon Laboratories Inc. since December 1997, and First Acceptance Corporation since November 1996. Mr. Cash also served as a director of i2 Technologies, Inc. from January 1996 until April of 2009. In addition to his capital raising experience, Mr. Cash brings to the Board a strong background in information technology, which plays an integral role in the Company’s operations. Due to his experience in the venture capital sector, Mr. Cash also brings perspectives to the Board associated with the capitalization and management of organizations through the corporate life cycle.

Mark E. Watson III (45) became a director of the Company immediately following the Merger in August 2007. He has been President and Chief Executive Officer of Argo Group since the Merger and was President and Chief Executive Officer of Argonaut from January 2000 until the Merger after having joined Argonaut as a director in June of 1999. Mr. Watson has been a member of the Board of Governors of the Property Casualty Insurers Association of America since June 2005. Mr. Watson was also recently appointed to the Board of Directors of the Unites States Chamber of Commerce. He was a principal of Aquila Capital Partners, a San Antonio, Texas-based investment firm from 1998 to 1999 and served from 1992 to 1997 as a director and Executive Vice President, General Counsel and Secretary of Titan Holdings, Inc., a publicly traded property and casualty insurance holding company. Prior to that, Mr. Watson was an attorney with the New York based law firm Kroll & Tract from 1989 to 1992 where he represented international insurance and reinsurance companies. Due to his lengthy tenure, having previously held several executive positions at Titan Holdings, Inc. which was ultimately sold to USF&G Specialty Insurance Company, Mr. Watson brings to the Board a wealth of experience in the specialty property and casualty insurance sector. In his role as President and Chief Executive Officer of the Company, Mr. Watson brings to the Board critical insight into the Company’s operating environment and growth strategy.

The following biographical information is for the three Class II directors whose terms will expire in 2012:

Mural R. Josephson (61) continued as a director of the Company following the Merger in August 2007. Before the Merger, Mr. Josephson had been a director of PXRE since August 2004. Mr. Josephson retired from Kemper Insurance Companies (“Kemper”) in 2002. During his 5-year tenure at Kemper, he held key management positions, including senior vice president and chief financial officer and senior vice president of finance. Prior to joining Kemper, Mr. Josephson held several senior level positions at KPMG, including 19 years as an audit partner. While at KPMG, he was a member of the National Insurance Practice Committee and a member of the Professional Practice Review Committee. Mr. Josephson has been a director of Health Markets, Inc., an insurance holding company, since May of 2003 and is currently chairman of its Audit Committee. He has also been a director of SeaBright Insurance Holdings, Inc., a NYSE traded insurance holding company, and its wholly owned subsidiary, SeaBright Insurance Company, since July of 2004 and is the Chairman of its Audit Committee. During the past five years, Mr. Josephson has provided consulting services to a number of insurance enterprises. In addition to his historical knowledge of PXRE’s operations and his extensive background in the insurance sector, Mr. Josephson brings to the Board experience, qualifications and skills that are specific to the Company’s accounting, internal control and audit functions. Due to his background, Mr. Josephson also possesses financial reporting expertise and a level of financial sophistication that qualifies him as a financial expert in his role as the Chair of the Audit Committee.

John R. Power, Jr. (54) became a director of the Company immediately following the Merger in August 2007. Mr. Power had been a director of Argonaut since January 2000. He is currently President of the Patrician Group, a private investment firm located in Lisle, Illinois. Mr. Power has also been a director of certain financial subsidiaries of CNH Global, N.V. since January 1997. Mr. Power brings to the Board skills and attributes derived from a finance and commercial and investment banking background. In addition, due to his past and present service as a director of other publicly traded companies, Mr. Power has experience with the design and implementation of effective compensation programs that benefit the Company in his role as Chair of the Human Resources Committee. Mr. Power’s prior service on the audit and executive committees of other publicly traded companies gives him a range of experiences and skills that compliment his current committee assignments with the Company.

Gary V. Woods (66) became a director of the Company immediately following the Merger in August 2007. Mr. Woods had been a director of Argonaut since March 2000 and Chairman of the Board of Directors of Argonaut since April 2001. Mr. Woods is President of McCombs Enterprises and has served on the board of the Cancer Therapy and Research Center based in San Antonio, Texas since December 1993. Mr. Woods brings to the Board an entrepreneurial background with experience in overseeing complex business organizations. As President of McCombs Enterprises, Mr. Woods has successfully funded and promoted numerous growth companies in a diverse array of industries, both domestically and internationally, providing him with the necessary skills and qualifications to serve as the Chairman of the Company’s Board of Directors.

Non-Employee Director Compensation

(a)	(b)	(c)	(d)	(g)	(h)
Name	Fees Earned or Paid in Cash (1)	Stock Awards (2a)	Option Award (3)	All Other Compensation (4)	Total
Gary Woods (a) (e) (h)	$134,000		$39,950	$94,141	$268,091
F. Sedgwick Browne (d) (h)	$117,000		$39,950	$40,956	$197,906
H. Berry Cash (f) (h)	$115,000		$39,950		$154,950
Hector De Leon (b) (d) (h)	$127,000		$39,950	$89,215	$256,165
Mural R. Josephson (c)	$111,000		$39,950	$38,964	$189,914
Frank W. Maresh (d)	$121,000		$39,950	$42,482	$203,432
John R. Power, Jr. (d) (g)	$128,000		$39,950	$89,961	$257,911

Former Directors

Bradley Cooper	$62,250		$39,950		$102,200
Philip R. McLoughlin	$35,500	$26,430	$26,750	$139,838	$228,518
Fayez S. Sarofim	$17,500	$26,430	$26,750	$53,790	$124,470

References next to each director’s name in column (a) above refer to the applicable committee legend included in the “Non-Employee Director Fees” table on page 11.

(1)	The following table details the breakdown of fees earned by all Argo Group non-employee directors during 2009, reported in column (b) of the preceding table.

Director	Cash Portion of Fees Earned for 2009 Service	Fees Earned for 2009 Service and Contributed to the Non-qualified Directors Deferred Compensation Plan	Total Fees Earned for 2009 Service (Column (b))
Gary Woods		$134,000	$134,000
F. Sedgwick Browne	$58,500	$58,500	$117,000
H. Berry Cash	$115,000		$115,000
Hector De Leon		$127,000	$127,000
Mural R. Josephson	$55,500	$55,500	$111,000
Frank W. Maresh	$60,500	$60,500	$121,000
John R. Power, Jr.		$128,000	$128,000

Former Directors

Bradley E. Cooper	$62,250		$62,250
Philip R. McLoughlin	$35,500		$35,500
Fayez S. Sarofim	$17,500		$17,500

(2)	The aggregate number of stock units and stock options awards owned by each of the non-employee directors and outstanding at December 31, 2009 was:

Name	Stock Units (#)	Stock Options (#)
Gary Woods	3,615	13,242
F. Sedgwick Browne	3,199	13,938
H. Berry Cash	1,650	13,242
Hector De Leon	3,473	13,242
Mural R. Josephson	2,404	11,357
Frank W. Maresh	2,550	13,242
John R. Power, Jr.	3,532	13,242

Former Directors

Bradley E. Cooper (a)	1,650	5,000
Philip R. McLoughlin	0	13,982
Fayez S. Sarofim	0	10,000

a.	5,000 of the Stock Options reported in the table above for Mr. Cooper were issued by the Company directly to Mr. Cooper’s employer at Mr. Cooper’s direction.

(3)	The expense related to options is the GAAP Fair Value on the grant date and is the maximum possible value on that date.

Name	FAS 123R Expense (a)	GAAP Fair Value on the Grant Date	Market Value at 12/31/2009 *
Gary Woods	$58,236	$39,950	$13,550
F. Sedgwick Browne	$58,236	$39,950	$13,550
H. Berry Cash	$58,236	$39,950	$13,550
Hector De Leon	$58,236	$39,950	$13,550
Mural R. Josephson	$58,236	$39,950	$13,550
Frank W. Maresh	$58,236	$39,950	$13,550
John R. Power, Jr	$58,236	$39,950	$13,550

Former Directors

Bradley E. Cooper	$94,176	$39,950	$13,550
Philip R. McLoughlin (b)	$76,347	$26,750	$13,550
Fayez S. Sarofim (b)	$76,347	$26,750	$13,550

a)	FAS 123R expense is the amount expensed for 2009 in the financial statements which was previously used to value the grants for proxy purposes . The GAAP Market Value is the maximum possible fair market value on the grant date. The Market Value at 12/31/2009 is equal to the difference between the exercise price of the options and $29.14, the price at which the Company’s common stock closed on December 31, 2009, multiplied by the number of shares in the grant. If the value is less than zero, it is reported as zero.

b)	Expense related to the Restricted Stock grant of 1,000 shares given upon termination from the Board for Mr. McLoughlin and Mr. Sarofim is the amount reported for financial purposes during the fiscal year and is calculated under GAAP Fair Value rules valued on the grant date.

(4)	All amounts reported in the All Other Compensation column are 2009 earnings related to short term deferrals. Historically, for tax planning purposes, our directors have had the opportunity to defer beyond the end of the year any of their current year earnings. In 2009, IRC Section 457A became effective. IRC Section 457A taxes current year earnings of U.S. citizens that are deferred and payable by companies domiciled in certain foreign countries, including Bermuda. For this reason, the 2009 deferrals made by directors were treated as short-term deferrals not subject to the provisions of IRC Section 457A. In addition, during 2009 the plan was amended to incorporate the IRC Section 457A revised requirements.

Both Mr. Sarofim and Mr. McLoughlin received distributions of their deferred compensation after they retired from the Board.

Argo Group Deferred Compensation Plan for Non-Employee Directors

The Argo Group International Holdings Ltd. Deferred Compensation Plan for Non-Employee Directors was adopted on August 7, 2008. The plan provides that:

a.	A director may defer 0%, 50% or 100% of cash compensation. Deferred amounts are credited with interest, compounded quarterly at a rate 2% above the prime commercial lending rate.
b.	Argo Group will match 75% of the amount deferred. The Argo Group match will be converted into Stock Units based on the closing price of the Company’s stock on the date that the deferred amount would otherwise be earned. The hypothetical value of a Stock Unit at any point in time will be equal to the market value of Argo Group stock on NASDAQ at the point in time.
c.	Distributions will occur six months after the date on which a participant ceases to be a member of the Board or on the date on which a Change of Control occurs, whichever comes first and will be made in cash.
d.	Each Director will receive an initial grant of 1,650 stock units.

Non-Employee Director Fees

Retainer (paid quarterly)	$75,000 annual retainer, paid quarterly, of which $40,000 ($10,000 per quarter) is paid subject to attendance at Board meetings.

Board Meetings

Attendance = $2,000 per day

Audit Committee Attendance = $1,000 per meeting provided that the Audit Committee meeting is not held on the same day as the Board meeting.

Travel outside the U.S. at request of Chairman = $2,000 per day

Meeting of Executive Committee = $2,000 per special meeting

Meeting of the Corporate Governance and Nominating Committee = $2,000 per meeting

Committee fees (paid quarterly)

(a)    Chair, Executive Committee = $15,000 annual retainer

(b)    Member, Executive Committee = $8,000 annual retainer

(c)    Chair, Audit Committee = $20,000 annual retainer

(d)    Member, Audit Committee = $10,000 annual retainer

(e)    Chair, Investment Committee = $10,000 annual retainer

(f)     Member, Investment Committee = $8,000 annual retainer

(g)    Chair, Human Resources Committee = $15,000 annual retainer

(h)    Member, Human Resources Committee = $8,000 annual retainer

Director Stock Ownership

All Argo Group directors are required to meet Argo Group’s Stock Ownership Guidelines which are discussed on page 19 of the CD&A. As shown in the following table, all of the directors have exceeded the minimum requirements.

Name	Salary	Multiplier	Requirement	Plan Inception Date	Date guidelines must be met	Ownership
Mark E. Watson III	$1,000,000	5X	$5,000,000	Nov 2005	Nov 2010	$14,677,406
Gary Woods			$150,000	Nov 2005	Nov 2009	$337,880
F. Sedgwick Browne			$150,000	Aug 2007	Aug 2011	$225,756
H. Berry Cash			$150,000	Nov 2005	Nov 2009	$244,353
Hector DeLeon			$150,000	Nov 2005	Nov 2009	$267,882
Mural R. Josephson			$150,000	Aug 2007	Aug 2011	$167,048
Frank W. Maresh			$150,000	Nov 2005	Nov 2009	$233,063
John R. Power, Jr.			$150,000	Nov 2005	Nov 2009	$308,571

PROPOSAL 2

APPROVAL OF BYE-LAW AMENDMENT AND RESTATEMENT

Shareholders are asked to consider and approve an amendment and restatement to the Company’s Bye-Laws. The change, if approved, will result in the replacement of existing Bye-Law 37 with new language such that Bye-Law 37 will read in its entirety as set forth below. This will bring the Company’s Bye-Laws into conformity with recently adopted Bermuda Companies Act provisions on electronic document delivery. The amended Bye-Law will provide that the Company may deliver documents electronically if sent to the IP address of the person to be notified or if it is published on the Company’s website and a notice is sent to shareholders advising the website’s address, the place on the website where the document can be found and how that document may be accessed. The notice will also instruct shareholders how to request hard copies of the documents.

Bye-Law 37

Giving Notice and Access

(1)	Notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person; or

(b)	by sending it by letter mail or courier to such Member’s address in the Register of Members; or

(c)	by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

(2)	Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

(3)	Any notice delivered in accordance with Bye-Law 37 (1) (a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means. Any notice delivered in accordance with Bye-Law 37 (1) (d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF BYE-LAW 37. UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF THE PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR THE APPROVAL OF SUCH PROPOSAL.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT AUDITORS

On the recommendation of the Board’s Audit Committee, the Board is recommending that the firm of Ernst & Young (“E&Y”) be appointed as our independent auditors for the fiscal year ending December 31, 2010. This recommendation is being presented to the shareholders for their approval at the Annual General Meeting. A representative of E&Y is expected to attend the Annual General Meeting, with the opportunity to make a statement if he or she so desires and to respond to questions. Shareholders at the Annual General Meeting will also be asked to vote to refer the determination of the auditors’ remuneration to the Audit Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST AND YOUNG AS OUR INDEPENDENT AUDITOR AND TO REFER DETERMINATION OF THE AUDITORS’ REMUNERATION TO THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS. UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF THE PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR THE APPROVAL OF SUCH PROPOSAL.

Relationship with Independent Auditors

Fees paid to the Independent Auditors by Argo Group in 2008 and 2009

The fees incurred in 2008 and 2009 for services provided by E&Y to Argo Group were as follows:

Category	2008	2009
Audit Fees (1)	$3,494,699	$2,551,921
Audit-Related Fees (2)	492,949	40,000
Tax Fees (3)	934,955	464,834
Other Fees (4)	6,000	120,093

TOTAL	$4,928,603	$3,176,848

(1)	“Audit Fees” include the aggregate fees incurred for professional services rendered by E&Y for the review of Argo Group’s quarterly reports for 2008 and 2009 and its fee for the audit of Argo Group’s annual consolidated financial statements for the years ended December 31, 2008 and 2009. “Audit Fees” also include fees incurred for professional services related to other statutory and regulatory filings and comfort letters and consents related to registration statements filed with the Securities and Exchange Commission. The fees include E&Y’s estimate of unbilled fees related to services for 2008 and 2009.

(2)	“Audit-Related Fees” include fees incurred for assurance and related services that are reasonably related to the performance of the audit and not included in the “Audit Fees” described above. These services include audits of the employee benefit plans and fees for services related to due diligence on merger and acquisition activities in 2008 and 2009.

(3)	“Tax Fees” are fees incurred for E&Y tax services, which include tax planning, advice and assistance for Argo Group regarding statutory, regulatory or administrative developments and other international, federal, state and local issues and non-income tax minimization and planning.

(4)	Other Fees” includes fees for services related to the purchase of online accounting research software in 2008 and 2009 and for permitted advisory services related to regulatory and information technology matters in 2009.

Argo Group Pre-Approval Process

All services provided by E&Y to Argo Group in 2008 and in 2009 were permissible under applicable laws and regulations and were specifically pre-approved by the Audit Committee of Argo Group, as required under its charter. The Audit Committee can delegate authority to subcommittees or an individual committee member to approve services by E&Y in the event there is a need for such approval prior to the next full Audit Committee meeting. A full report of such interim approvals, if any, is required to be given at the next Audit Committee meeting.

NAMED EXECUTIVE OFFICERS

The following table sets forth, for the individuals who are currently serving as named executive officers of Argo Group and its subsidiaries, such person’s name, age and position with Argo Group and its principal subsidiaries. Each such executive officer serves at the pleasure of the Board of Directors.

Name	Position	Age
Mark E. Watson III	President and Chief Executive Officer, Argo Group	45
Jay Bullock	Executive Vice President and Chief Financial Officer, Argo Group	45
Barbara C. Bufkin	Senior Vice President, Business Development, Argo Group	54
Julian Enoizi	President & Chief Executive Officer – Argo International	42

Business Experience of Named Executive Officers

Mark E. Watson III has been President and Chief Executive Officer of Argo Group since August 2007. Mark E. Watson III had previously been President and Chief Executive Officer of Argonaut since January 2000. Please refer to “Election of Directors— Biographical information for the directors whose terms will expire in 2011 and 2012” on page 9 for a description of Mr. Watson’s business experience.

Jay Bullock was appointed Chief Financial Officer of Argo Group on May 13, 2008. He joined Argo Group from Bear, Stearns & Co. Inc. where he was a Senior Managing Director and Head of Bear Stearns’ Insurance Investment Banking Group. While at Bear Stearns, Mr. Bullock focused on the insurance sector. In this role, he advised on company acquisitions, mergers and sales as well as all forms of public and private financings and restructurings. During this period, he was an advisor to Argonaut Group, Argo Group’s predecessor company, on a number of transactions. Prior to joining Bear Stearns in 2000, Mr. Bullock was a Managing Director at First Union Securities. He is an honors graduate of Southern Methodist University and received his MBA from The McColl School of Business, Queen’s College, Charlotte, North Carolina. Mr. Bullock also holds the designation of Certified Public Accountant (CPA).

Barbara Bufkin was appointed Senior Vice President, Business Development of Argo Group on August 2007. She began working with Argonaut Group as a reinsurance consultant in 2001 and formally joined the company as Vice President, Corporate Business Development in September, 2002. In 2007, after the merger with PXRE, Ms. Bufkin agreed to relocate to Bermuda and assumed responsibility for new business strategies and development as well as ceded reinsurance for Argo Group. Ms. Bufkin has spent her entire career in reinsurance and insurance. Before she joined Argonaut, she held a number of senior positions with Swiss Re subsidiaries and a number of executive positions as a reinsurance intermediary with Sedgwick Group and EW Blanch. Ms. Bufkin graduated cum laude from the State University of New York at Buffalo, with a B.A. in Philosophy. She is an alumna of Leadership Texas, Stanford Executive Education, and Wharton Executive Education. She was a Director of the Southwestern Insurance Information Service for eight years. In 2000, she was nominated to the Texas Women’s Hall of Fame and in 2004 she was selected to the Class of Leadership America.

Julian Enoizi was appointed President and Chief Executive Officer of Argo International on June 1, 2009. He joined the Company from CNA where he first oversaw the successful turnaround of CNA Continental Europe as President of that organization beginning in 2002 and then went on to lead CNA Europe through a period of profitable expansion as President of CNA Europe, a position he assumed in 2005. Prior to joining CNA, Mr Enoizi held senior executive roles with AIG Europe and Chubb Insurance Company of Europe based in London, Paris and Brussels. Mr Enoizi is a graduate of the University of Birmingham. He holds an LLB (Hons) degree in Law and French Law, a Diplome D’Etudes Juridiques Francaises from the University of Limoges and qualified and practiced as a lawyer in London and Brussels before embarking on his insurance career. Mr Enoizi is fluent in French, Italian and also speaks Spanish. He is active on the international speaking circuit, participating at industry conferences world-wide. Mr Enoizi is currently Chairman of the Insurance Leadership Group. He is also a member of the Worshipful Company of Insurers.

COMPENSATION OF EXECUTIVE OFFICERS

The information referenced in Item 11 of the Company’s Form 10-K for the year ended December 31, 2009 can be found under the “Compensation Discussion and Analysis,” “Executive Compensation” and “Human Resources Committee Report” headings of this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Insurance and reinsurance is by its very nature a cyclical business. Because not all lines of business in all geographical regions follow the same path during the cycle, we believe that a company with a diverse underwriting platform is best positioned to succeed over all parts of the underwriting cycle by proactively deploying its operating capital in the most attractive product lines while retaining a smaller presence in lines where the competition is more aggressive. In 2000, under the newly established leadership of Mark E. Watson III, management began to develop and execute a strategy to transform the Company from what was then, essentially, a monoline California workers compensation writer into an international specialty platform. The transformation required a change in the mix of business, the resolution of several legacy issues and geographic expansion. The Company’s evolution has resulted in the development of an international platform with operations in Bermuda, the United States, the United Kingdom, Europe and the Middle East.

During 2009, a year in which Argo Group primarily focused on streamlining and rationalizing its operations and strengthening its senior executive ranks, the Company earned record profits. Major 2009 initiatives included:

•

Argo Group strengthened its senior executive ranks by hiring a new senior vice president of human resources, a new chief actuary, and a new chief accounting officer and by creating and filling the positions of chief risk officer and chief investment officer.

•	Argo Group US refined its Commercial Specialty segment to better leverage existing resources and to support the operating companies in meeting their business objectives.

•

Argo International made a number of strategic hires including a chief executive officer and a chief actuary and concentrated on strengthening its back office operations. It also re-underwrote a portion of its book of business to minimize certain concentrations of risk and to produce higher margins. It also focused on strengthening its back office operations.

•

Argo Re restructured its exposure profile to benefit from improved pricing. It also hired an industry-respected excess casualty/professional liability team which is expected to provide growth in years to come.

While soft markets are undesirable, they do provide insurers with the opportunity to examine and strengthen their strategies and underwriting platforms in a period when underwriting is somewhat restrained. During a hard market when rates are strong, insurers focus on underwriting as many good policies as possible. This is not a desirable time to restructure an operation, employ new underwriters or engage in merger and acquisition activities. However a soft market is an excellent time for a company to expand and resize its operations. During this prolonged soft market period, Argo Group has focused on strengthening its underwriting platform to position itself for success in the hard market that will eventually appear while also seeking out the opportunities that exist in some spaces.

The Company’s compensation program is intended both to: (a) retain superior, productive employees; and (b) attract the new talent necessary to continue to increase shareholder value in the future, both in the United States and internationally. The program includes three main components: base salary, cash incentive awards and long-term incentive awards which interact to provide both short-term and long-term incentives for our NEOs. Specifically:

•	Base salaries are set at a level which allows the Company to attract and retain high quality employees.

•

Annual incentive awards are determined by both the extent to which a predetermined financial performance goal is achieved by the Company and by the NEO’s individual performance for the year. Because, as noted above, insurance is a cyclical industry, it is important that the financial goal be both challenging and realistic based upon the state of the market. A goal which would be a good stretch goal when the market was hard might be an irresponsible goal in a soft market because it might incentivize inappropriate behavior. Thus the annual incentive performance goals are set annually during the Company’s budget process.

•

Awards from the Long-Term Equity Plan combine with the requirements of the Stock Ownership Guidelines to encourage a long-term focus and to align NEO interests with those of Argo Group’s shareholders. The Long-Term Incentive Plan is both performance and time vested. NEOs are awarded grants at the beginning of the year subject to the completion of specific performance goals designed to support the Company’s strategic plan. The portion of an award that is allowed to vest is determined by the extent to which the NEO completes his or her goals. All NEOs are required to comply with the Stock Ownership Guidelines.

A complete discussion of the Company’s Compensation Philosophy including the Stock Ownership Guidelines begins below.

During 2009, the company took the following compensation actions related to the NEOs:

•	Because of the current economic climate no adjustments to salaries were made by the Human Resources Committee.

•

Mark Watson, Jay Bullock and Barbara Bufkin participated in the Annual Incentive Plan this year. The financial performance goal for the consolidated Company was net pre-tax operating income of $173.9 million (defined as pre-tax income before net realized investment gains and losses, impairment of intangible asset charges and foreign currency exchange gains and losses) which would have generated a return on beginning equity of 10%. This was the financial goal by which individuals responsible for overseeing Argo Group’s company wide operations including the three NEOs were measured. The Company achieved approximately 95% of this goal. Based upon both the Company’s results and the individual’s performance the three NEOs each received slightly less than 95% of their individual targets.

•

Long-Term Incentive Plan goals to support the Company’s strategic goals are established for participating employees in the first quarter of each year. During 2009 NEOs achieved between 90% and 100% of the goals set for them and between 90% and 100% of the individual grants will be allowed to vest.

A complete discussion of the 2009 goals and related employee performance is included in the 2009 Compensation Decisions section beginning on page 20.

Human Resources Committee Role

The Human Resources Committee of the Board has responsibility for establishing, implementing and monitoring adherence with Argo Group’s compensation philosophy. The Human Resources Committee strives to ensure that the total compensation paid to our management is fair, reasonable and competitive and aligned with performance.

The Human Resources Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it. In conjunction with input from management and outside consultants the committee makes decisions on the appropriate measures to incorporate into its process. In determining the amount and form of compensation for Argo Group’s senior executives, the Human Resources Committee receives and considers recommendations from Argo Group’s management, including recommendations regarding the compensation for the Named Executive Officers. When evaluating management’s recommendations, the Committee considers the compensation levels of the Company’s competition, data from other publicly traded firms and the Named Executive Officer’s specific circumstances and performance. This process helps to develop the proper level and mix of compensation to best motivate and reward and retain the Company’s employees.

In 2009, the Argo Group Human Resources Committee retained Hewitt Associates to provide it with U.S. and international compensation information which included: (i) a review of the 2009 proxy; (ii) long term incentive modeling; (iii) an analysis of the impact of our comparison group’s equity plans on shareholder dilution; (iv) advice on section 457A compliance; and (v) an analysis of comparison group board pay. The information was provided directly to the Human Resources Committee. During 2009, Hewitt did not perform any projects directly for management. The Committee carefully reviews the information provided by Hewitt and requests modifications and clarifications of various data sets in order to properly consider all aspects of the issue in question.

Generally, the management of Argo Group and its subsidiaries is tasked with the administration of the compensation program within the parameters approved by the Human Resources Committee. Argo Group’s Human Resources and Legal Departments support the Human Resources Committee in its oversight of Argo Group’s compensation programs and act pursuant to authority delegated by the Human Resources Committee to administer such programs.

Compensation Philosophy

Objectives of Argo Group’s Compensation Program

Argo Group’s compensation philosophy links pay to both business and individual performance. It is designed to meet the following objectives:

•	To provide a performance based compensation program which allows Argo Group to successfully attract and retain superior talent in the very competitive specialty marketplace in which it operates;

•	To develop a strong linkage between financial results, team affiliation, and employee pay; and

•	To align employee interests with the Company’s strategic goals.

Interaction of the Elements of the Compensation Program

The Human Resources Committee has structured Argo Group’s compensation program to include three elements, each of which serves a specific purpose and which combine to provide NEOs with both short-term and long-term incentives.

•	Argo Group’s base salary and benefit package is designed to allow Argo Group to successfully compete for and retain superior NEOs.

•

The Annual Incentive Compensation Plan is designed to develop a strong linkage between financial results, team affiliation, and employee pay. It rewards NEOs whose performance during the year contributes to the growth and success of Argo Group. Awards are based upon the Company’s success in achieving a pre-established financial goal and on the individual NEO’s success in achieving predetermined individual goals.

•

The Long-Term Incentive Plan awards are designed to motivate employees to achieve individual goals and to acquire an ownership interest in the Company. The grants and the related performance goals which are designed to further Argo Group’s strategic goals for the year are communicated to the NEOs at the beginning of the year. The grants are allowed to vest to the extent that the NEO achieves his or her performance goals. These grants aid NEOs to comply with the Company’s Stock Ownership guidelines which encourage the acquisition and retention of an ownership interest in Argo Group.

When determining the appropriate level of compensation for an NEO, the Human Resources Committee looks not only at the component parts of the compensation package and the incentive provided by each but also at the aggregate level of compensation for an NEO. This procedure allows the Human Resources Committee to determine the best mix of component parts to produce the desired performance from each NEO.

The Elements of the Compensation Program

Base Salary

Consistent with Argo Group’s desire to provide compensation that is sufficient to attract and retain superior employees, when establishing base pay we consider both:

•	The skill and experience level of the employee; and

•	The pay practices of companies with whom we compete for employees.

To ensure that Argo Group’s base salaries are competitive, the Human Resources Committee compares base pay for its executives with the base pay practices of our competitors. Although the Company considers compensation data for the designated comparison group when establishing base pay, the Company does not target a specific percentage of compensation reported by the group. Instead the Company uses the data as a guide in determining the level of compensation by geographic region necessary to successfully compete for employees. Because the Company strives to hire experienced and talented employees the designated comparison group incorporates the companies with whom we compete for employees. The Company’s 2009 comparison group included:

Allied World Assurance Company

Amlin plc

Arch Capital Group

Aspen Insurance Holdings Limited

Axis Capital Holdings Limited

Beazley Group

Catlin Group Ltd.

Endurance Specialty Holdings Ltd.

Flagstone Reinsurance Holdings Ltd.

HCC Insurance Holdings Ltd.

Hiscox Ltd.

Markel Corp.

Max Capital Group Ltd.

Montpelier Re Holding Ltd.

Platinum Underwriters Holdings, Ltd.

RenaissanceRe Holdings, Ltd.

RLI Corp.

Selective Insurance Group Inc.

United America Indemnity Ltd.

Validus Holdings Ltd.

Annual Incentive Compensation Plan

The Annual Incentive Compensation Plan (“Annual Incentive Plan”) approved by shareholders in 2007 provides short-term incentive compensation to employees, including the NEOs, who contribute to the growth and success of Argo Group during the year. If the Company achieves a result within a specified range of a financial performance goal established at the beginning of the year, the NEOs are eligible to receive a cash incentive award. This award is based on a pre-established target percentage and is subject to an analysis of the NEO’s performance and the success he or she has made toward achieving pre-defined goals.

The financial performance goals for Argo Group and its operations are developed during Argo Group’s annual budget planning process. This allows the Company to set challenging goals which are realistic given the state of the market. The operating divisions submit their budgets to senior management for discussion and review. Once the senior management review process is completed for each division, the budgets for the various operations are combined with executive department budgets and a consolidated budget is created. This is presented to the Board for its approval. Once the Board has reviewed and approved the budget, it is used to set the financial performance goals for the Annual Incentive Plan. The performance goals for the operating units are based on underwriting income. The performance goal for the individuals who oversee the operations of Argo Group as a whole, including the majority of the NEOs, is based on consolidated pre-tax income.

This planning process which involves the individual operations, senior management and the Board insures that the operating units do not have an incentive to under promise in order to receive inflated incentive awards while the involvement of the operating units insures that senior management will not exert undue pressure on the companies to produce unrealistically optimistic plans. Argo Group believes this process creates an effective series of checks and balances and results in goals which are challenging but realistic given the state of the insurance and reinsurance markets.

Argo Group also establishes peer competitive target after-tax returns on equity which can vary significantly over the life of the underwriting cycle and investment environment. These targets are a function of the return generated by the operating profit budget. When the market is very competitive, which we view the current environment to be, the expected after-tax return on equity will be lower than our long term over the cycle expectations for our businesses. When the underwriting cycle improves and investment yields increase, the target will be higher than our over the cycle expectations. Thus we also consider the after-tax return on equity which can be further influenced by effective capital management when assessing our performance.

Long-Term Incentive Plan

In addition to the cash awards granted under the Annual Incentive Compensation Plan, employees and non-employee directors, including the NEOs, may also receive equity grants under the Long-Term Incentive Plan. These grants will generally be conditioned upon the achievement of individual performance goals during the year. An employee is notified of both the grant and the performance goal for the year at the time the contingent grant is made. NEOs may be given multiple performance goals. The Human Resources Committee reviews the performance of the NEOs for the year. If the Human Resources Committee decides an NEO has achieved his or her goal[s], the award will continue to vest. In the case of an NEO with multiple performance goals, if the Human Resources Committee decides that one or more of the performance goals was met, the NEO’s award or a portion of the award is allowed to continue to vest. Awards under this program are made at the closing stock price on the date of the grant in accordance with our grant practice. Awards will generally vest over a four year period beginning on the initial grant date.

The Human Resources Committee may also grant special equity awards to employees, including Named Executive Officers, to recognize an exceptional achievement or to establish an incentive for a specific performance goal. Awards may also be granted to new employees or to mark a significant event. The awards may take a number of forms but generally restricted stock, stock options and stock vested SARs will be granted. Such grants may or may not include performance triggers.

Perquisites

Argo Group may provide NEOs with limited perquisites as part of its compensation program. Perquisites provided to one or more such NEO during 2009 included financial planning assistance, coverage under a group umbrella casualty insurance policy, and reimbursement for travel from home to a work location. Argo Group also provides Mark Watson with both a life and a disability insurance policy.

Bermuda

In order to accelerate the development of the global platform, it was necessary to relocate two senior executives to the island. The compensation packages that Bermuda companies utilize to facilitate such relocations vary based upon individual situations. Generally the goal of such a package is to ensure that an executive is not financially disadvantaged because of his or her move. Some executives are able to commute and compensation packages for those executives tend to include a significant personal travel component and a smaller housing component. Argo Group developed a compensation program that was designed to fund relocation expenses and the on-going costs of maintaining a functional second home on the island.

The Bermuda compensation packages for Mr. Watson and Ms. Bulkin, the two NEOs who were asked to relocate to the island, include a housing allowance, home leave travel allowance and a car allowance. The company also provides a tax gross-up on the housing and travel expense perquisites in order to insure that the after-tax income of the recipients will not be substantially less than that of their U.S. counterparts as a result of being compensated for the higher housing and travel costs associated with a Bermuda relocation. The Company chose to gross up those benefits rather than to increase the perquisites in order to provide better transparency.

In order to take maximum advantage of the Bermuda platform, it was necessary to relocate two senior executives to the island. The compensation packages that Bermuda companies utilize to facilitate such relocations vary based upon individual situations. Generally the goal of such a package is to ensure that an executive is not financially disadvantaged because of his or her move. Some executives are able to commute and compensation packages for those executives tend to include a significant personal travel component and a smaller housing component. However, because Mr. Watson was married with three young children and living in San Antonio, the commuting option was not viable, Thus Argo Group developed a compensation program that was designed to fund his relocation expenses and the on-going costs of maintaining a functional second home on the island.

The Bermuda compensation packages for Mr. Watson and Ms. Bufkin, the two NEOs who were asked to relocate to the island, include a housing allowance, home leave travel allowance and a car allowance. The company also provides a tax gross-up on the housing and travel expense perquisites in order to insure that the after-tax income of the recipients will not be substantially less than that of their U.S. counterparts as a result of being compensated for the higher housing and travel costs associated with a Bermuda relocation. The Company chose to gross up those benefits rather than to increase the perquisites in order to provide better transparency.

Use of Company Airplanes

Occasionally, non-employees, including family members of an executive, may accompany the executive who is traveling on Argo Group business. There is no additional cost associated with this travel so there is no incremental cost associated with this travel. If an employee, including a NEO, uses time in Argo Group’s aircraft program for personal purposes, the Company’s practice is to require the employee to reimburse Argo Group for the incremental cost of the trip.

Stock Ownership Guidelines

The Company requires non-employee directors and a designated group of the Company’s senior executives which includes the NEOs to adhere to its stock ownership guidelines. These guidelines are an integral part of the Company’s executive and director compensation program as they align the economic interests of the Company’s executives and directors with those of its shareholders. The stock guidelines are an incentive to encourage behavior which will foster long-term, sustainable value creation because the value of the stock being held by the participants is dependent upon the long term performance of the Company. This balances the short-term incentives provided by the Annual Incentive Plan.

Pursuant to the guidelines, each non-employee director is required to hold equity in the Company with a value equal to or greater than $150,000. An executive subject to the ownership guidelines must hold equity with a value equal to or greater than the participant’s base salary multiplied by a factor that ranges from 5.0 to .25 depending upon the position he or she holds. A director has four years and an executive has five years to meet the guidelines from the date that the guidelines first apply to him or her.

For purposes of the stock ownership guidelines, equity includes: (1) shares of common stock beneficially owned by or on behalf of an individual or an immediate family member residing in the same household, including stock held in trusts or IRS approved plans; (2) vested or unvested shares of restricted common stock; (3) the net value, expressed in shares of common stock, of any vested stock options; and (4) the net value, expressed in shares of common stock, of any other vested award that is linked to the price of the Company’s common stock and granted pursuant to one of the Company’s qualified or non-qualified compensation or stock incentive plans.

Compliance is tested annually as of the first business day of the second quarter. For this purpose, the value of each common share is equal to the greater of the market value or the book value per common share of the Company’s stock on the test date.

Name	Salary	Multiplier	Requirement	Date plan began	Date guidelines must be met	Ownership value (a)
Mark E. Watson III	$1,000,000	5X	$5,000,000	Nov 2005	Nov 2010	$14,677,406
Jay Bullock	$450,000	2.5X	$1,125,000	May 2008	May 2013	$761,114
Julian Enoizi	$502,857	2.5X	$1,257,143	May 2009	May 2014	$225,800
Barbara C. Bufkin	$350,000	2X	$700,000	Nov 2005	Nov 2010	$1,722,851

a.	Ownership value was calculated using a book value of $45.16, the book value on April 1, 2009, the last test date.

A more detailed summary of the Company’s stock ownership guidelines can be found on the Company’s web site at www.argolimited.com. The reference to the Company’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Employment Agreements

Argo Group enters into employment agreements with certain employees stationed in Bermuda and London where it is advantageous to clarify terms of employment in relation to local employment law statutes.

In addition, because the Company recognizes that we are in an industry which competes aggressively for talented individuals, we may enter into employment agreements with select executives, including our current NEOs, to reduce the risk that they will leave the organization without good cause. Such an agreement includes provisions which are both beneficial and punitive to the employee and the Company.

Tax Considerations

Limitation on Tax Deductibility of U.S. Compensation for Federal Tax Purposes

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limitation if they satisfy requirements under Section 162(m). This rule has limited effect on us because Argo Group is headquartered in Bermuda. Section 162(m) only applies to expenses which are deductible in the United States and are not considered to be “performance-based”.

Compensation awarded under the Annual Incentive Plan and the Long-Term Incentive Plan is intended to qualify as “performance-based.” While the Human Resources Committee considers the impact of Section 162(m) when developing and implementing Argo Group’s executive compensation programs, the Human Resources Committee believes that it is important to preserve flexibility in designing compensation programs. Accordingly, the Human Resources Committee has not adopted a policy that all compensation must qualify as deductible under Section 162(m).

2009 Compensation Decisions

New Employment Agreements and Arrangements

Julian Enoizi

On April 16, 2009, Argo Group made an employment offer to Julian Enoizi, who subsequently became Argo International’s Chief Executive Officer. The offer and the associated employment agreement included the following:

•	An annual base salary of £310,000 per year;

•	A signing bonus of £50,000, grossed-up for purposes of income tax and national insurance;

•	A bonus for 2009 of £240,000 payable in April 2010;

•	A restricted stock grant of 5,000 shares of Argo Group International Holdings, Ltd. common stock which will vest ratably over a five year period; and

•	A stock appreciation rights grant for 35,000 units which will vest ratably over a five year period and will be settled in stock.

The bonus payments must be repaid in full if Mr. Enoizi leaves the Company within one year of his hire date. Future compensation will be set at ranges that are commensurate with his level in the organization and will be awarded at the sole discretion of the Company based on Company profitability and individual performance.

Barbara Bufkin

In 2009, Argo Group granted Ms. Bufkin an annual cost of living adjustment in the amount of $25,000. This compensates her for the increased cost of living in Bermuda as well as living costs associated with a temporary assignment to Argo Group’s London office. The expenses Ms. Bufkin is incurring in Bermuda and London are far in excess of those she would have incurred had she stayed in Texas.

Base Salary

As part of the 2009 compensation review process, the Human Resources Committee reviewed the salaries of the NEOs and concluded that, given the current economic climate, no increases would be made.

Annual Incentive

The 2009 incentive awards which were paid in 2010 were based upon performance goals for the Company set as part of the 2009 budget process and approved by the Argo Group Board. The financial performance goal which was established for individuals who oversee the consolidated operations of Argo Group including Mark Watson, Jay Bullock and Barbara Bufkin, the three NEOs participating in the plan was net pre-tax operating income of $173.9 million (defined as pre-tax income before net realized investment gains and losses, impairment of intangible asset charges and foreign currency exchange gains and losses) which would generate an after-tax return on beginning equity of 10%. The Board believed that achievement of the 2009 budget by the Company would be a significant accomplishment given current market conditions and, thus, that it would be an effective target goal. The Company reported net pre-tax operating income of $164.8 million or approximately 95% of the target goal and all three of the NEOs received slightly less than 95% of their individual targets.

Equity Awards

As discussed above, as a condition of Mr. Enoizi’s employment by Argo Group, he received a restricted stock grant of 5,000 shares that will vest ratably over a five year period. He also received a stock appreciation right grant for 35,000 shares which will vest ratably over the five year period and will be settled in stock. Because these grants were associated with his initial employment, there were no performance triggers associated with them.

As part of Argo’s annual Long-Term Incentive award process, on March 13, 2009 Mr. Watson, Mr. Bullock, and Ms. Bufkin were awarded long-term equity grants which vest ratably over a four year period contingent upon successful completion of their defined performance triggers. The original grants were to be settled in cash. Later in the year, the grants were amended to settle in a combination of cash and stock. The economic value of the grants did not change. The following includes grant information, performance goals and achievement percentages for each of the three NEOs participating in the plan:

•

Mr. Watson received a grant of 112,281 stock appreciation rights which will be settled in a combination of cash and stock and 22,456 performance units which will be settled in cash subject to the achievement of the following performance goals: (1) Ensure the goals set forth for Argo International management are met; (2) Fill key senior level openings; (3) Show significant improvement in the ROE; and (4) Restructure the reporting authority between CEO and CFO. The Human Resources Committee determined that Mr. Watson achieved 90% of his goals and 90% of his grant will be allowed to vest.

•

Mr. Bullock received a grant of 45,474 stock appreciation rights which will be settled in a combination of cash and stock subject to achievement of the following performance goals: (1) Complete the implementation of a dynamic financial analysis model which will become a part of the firm wide Enterprise Risk Management plan; (2) Improve and expand quarterly investor dialogue and establish communication with the Company’s largest shareholders; and (3) Complete reorganization of financial reporting and treasury functions and (4) Hire Group Chief Actuary. The Human Resources Committee determined that Mr. Bullock achieved 90% of his performance target and 90% of his grant will be allowed to vest.

•

Ms. Bufkin received a grant of 23,579 stock appreciation rights which will be settled in a combination of cash and stock subject to achievement of the following performance goals (1) Lead the structuring and subscription of Argo Re’s XS casualty quota share and Argo Re’s professional liability quota share; (2) Conclude restructuring of the E&S excess and umbrella quota share; (3) Hire a global reinsurance deputy; and (3) Attract Trade Capital to Argo International. The Human Resources Committee determined that Ms. Bufkin achieved 100% of her goals and her grant will be allowed to vest.

Burn Rate Commitment Fulfillment

In 2007 when the Company asked shareholders to approve the equity plan, the Board of Directors determined that for fiscal years 2007, 2008 and 2009, grants that could result in the delivery of shares to employees and non-employee directors (excluding issuances under the Employee Stock Purchase Plan) would be limited so that the three-year average “burn rate” would not exceed 2.22%, in order to address potential shareholder concerns regarding the number of options or stock awards to be granted by Argo Group. The three year period has now been completed and the Company did, in fact, limit the three year average “burn rate” to less than 2.22%.

For this purpose, “burn rate” was defined as the adjusted total value of grants made in a given year divided by the number of shares of Argo Group common stock outstanding at the end of that year. The adjusted total value of grants was equal to the sum of the number of options granted during the year plus the number of shares of restricted stock granted during the year adjusted to reflect “full value.” The full value adjustment counted one restricted stock share as equivalent to (i) 1.5 option shares if Argo Group’s annual stock price volatility was 53% or higher, (ii) 2 option shares if Argo Group’s annual stock price volatility was between 25% and 52%, and (iii) 4 option shares if Argo Group’s annual stock price volatility was less than 25%. The Company’s average burn rate for the three year period was 2.2128%.

Principal Executive Officer Compensation

During 2009, Mr. Watson’s compensation was awarded under the same policies that were used to determine the compensation for the other NEOs. None of the NEOs including Mr. Watson received an increase in base pay. Mr. Watson, Mr. Bullock and Ms. Bufkin participated in and will receive awards from the Annual Incentive Plan based on the Company’s and their individual performances and from the Long-Term Incentive Plan based on achievement of individual performance goals. Mr. Watson’s awards recognize the Human Resources Committee’s satisfaction with his leadership as Argo Group continues its development as an international specialty underwriter. Mr. Watson was paid 94.2% of his target amount under the Annual Incentive Award plan compared with 94.2% or less earned by the other NEOs. The Human Resources Committee determined that Mr. Watson achieved 90% of his Long-Term Incentive Plan performance goal compared with the 90% achieved by Mr. Bullock and 100% achieved by Ms. Bufkin. 90% of Mr. Watson’s grant will be allowed to vest compared with 100% in 2008.

In 2007 Argo Group entered into an employment agreement with Mark Watson in connection with the Argonaut Group merger with PXRE. Mr. Watson was asked to relocate to Bermuda with his wife and three children on a semi-permanent basis and was given a one-time relocation allowance of $1,400,000. The allowance was not grossed-up and as such was taxable to him nor did he receive an equity grant in 2007. Argo Group also agreed to provide Mr. Watson with a housing allowance to offset the on-going expenses related to his rental home and the heightened cost of living in Bermuda. In 2008, Argo Group agreed to begin grossing up this allowance in order to insure that Mr. Watson’s after-tax income would not be substantially lower than it would have been if he had not agreed to the relocation.

Interaction of the Elements in the Compensation Programs

As discussed above, Argo Group offers three main types of compensation: base salary, Annual Incentive Plan awards, and Annual Long-Term Incentive equity grants. The Human Resources Committee reviews both the individual awards and the aggregate impact of all awards made to an NEO during a given year.

Because the Human Resources Committee wants to retain its NEOs and is aware that they have other employment opportunities, its compensation decisions are based upon current performance consistent with what a competitor would pay the NEO, without the imposition of artificial limits on compensation based upon wealth accumulated as compensation for prior year achievements.

HUMAN RESOURCES COMMITTEE REPORT

The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis which begins on page 15 with management. Based on their review and discussions, the Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant’s annual report on Form 10-K and proxy statement.

HUMAN RESOURCES COMMITTEE

John R. Power, Jr., Chairman

F. Sedgwick Browne

H. Berry Cash

Hector De Leon

Gary V. Woods

EXECUTIVE COMPENSATION

Summary Compensation Table

(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)			(i)		(j)
Name & Principal Position (1)	Year	Salary ($) (2)		Bonus ($)		Stock Awards ($) (4)		Option Awards ($) (4)		Non-Equity Incentive Plan Comp ($)(5)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (6)			All Other Compensation ($) (7)		Total ($)
Mark Watson, PEO Argo Group	2009 2008 2007	$ $ $	1,038,462 1,000,000 945,219	$ $ $	0 0 1,400,000	$ $ $	631,912 693,150 732,290	$ $ $	919,581 691,944 0	$ $ $	942,000 750,000 1,976,828	$ $ $	20,548 (731 (1,114	) )	$ $ $	817,709 691,881 1,729,351	$ $ $	4,370,212 3,826,244 6,782,574
Jay Bullock, PFO Argo Group	2009 2008	$ $	467,308 285,577	$ $	0 0	$ $	0 382,600	$ $	372,432 525,189	$ $	529,875 390,000	$ $	0 0		$ $	37,797 19,394	$ $	1,407,412 1,602,760
Barbara Bufkin, SVP Argo Group	2009 2008 2007	$ $ $	363,462 350,000 330,924	$ $ $	41,475 0 107,650	$ $ $	0 50,168 111,995	$ $ $	193,112 145,311 0	$ $ $	247,275 131,250 345,945	$ $ $	1,735 72 30		$ $ $	297,371 289,542 164,352	$ $ $	1,144,430 966,343 1,060,896
Julian Enoizi, CEO Argo Intl (3)	2009		$293,333		470,415		$143,450		$315,350		$0		$0			$104,135		1,326,683

Former Named Executive Officer

Dale Pilkington, Former Pres Argo Group US	2009 2008 2007	$ $ $	216,404 465,000 372,115	$ $ $	38,622 0 20,000	$ $ $	0 0 395,565	$ $ $	0 193,052 239,233	$ $ $	0 350,000 691,920	$ $ $	0 0 0		$ $ $	16,832 45,881 26,777	$ $ $	271,858 1,053,933 1,745,610

(1)	The Company’s philosophy related to Employment Agreements is discussed in the Elements of Compensation section on page 20. During 2009, the Company entered into an employment agreement with Julian Enoizi.

(2)	Cash compensation earned by the Named Executive Officers, which includes amounts deferred under Company’s sponsored retirement plans.
(3)	Mr. Enoizi is paid in British Pounds. Salary was translated into U.S. dollars for Proxy purposes using the 12/31/09 exchange rate of 1.62212. In conjunction with the signing of his employment agreement he was given a £50,000 signing bonus and a £240,000 guaranteed bonus.
(4)	Grant date fair market value.

The following table contrasts the amount the Company expensed for each NEO (which was used for compensation last year) and the fair market value on grant date of the award which is used for compensation this year:

	Equity Grants		Option Grants
Name	Total 123R Expense for 2009	Fair Market Value of 2009 Grants on Grant Date	Total 123R Expense for 2009	Fair Market Value of 2009 Grants on Grant Date
Mark Watson	$362,319	$631,912	$583,239	$919,581
Jay Bullock	$100,702		$296,693	$372,432
Barbara Bufkin	$7,075		$107,304	$193,112
Julian Enoizi	$14,597	$143,450	$32,833	$315,350

The Fair Market Value on the Grant Date is also the maximum possible value on the grant date. There are no adjustments for non-completion of performance goals included.

(5)	Non-equity incentive plan compensation includes cash compensation made under the Annual Incentive Plan. Please refer to the Annual Incentive Plan discussion beginning on page 20 for a discussion of the decisions made related to this plan and to the Grants of Plan-Based Awards discussion on page 24 for information about the actual grants.
(6)	The change in the present value of the pension plan which occurred during 2009. The Pension Benefits table on page 25 presents additional information about both the calculation of the change and the plan itself.
(7)	All other compensation includes:

	401(k) and Retirement Contributions		Imputed Value of Company Provided Insurance Coverage (a)	Supplemental Executive Retirement Plan Benefit	Gross Up on Housing, Home Travel & Hiring Bonus	Perquisites(b)	Total
Mark Watson	$17,150		$49,817	$55,542	201,598	$493,602	$817,709
Jay Bullock	$17,150		$5,085	$15,562			$37,797
Barbara Bufkin	$16,823		$3,627	$8,619	$55,138	$213,164	$297,371
Julian Enoizi	$45,467	(c)	$2,306		$56,362		$104,135
Dale Pilkington	$15,148		$1,684				$16,832

(a)	Imputed value of Company Paid Insurance Coverage includes the following coverage offered by the Company to one or more executives: Term Life Insurance offered to all employees, Umbrella Liability Coverage offered to senior executives, taxable medical premiums provided to Mr. Enoizi and a Company Paid Life Insurance policy provided to Mr. Watson.
(b)	2009 perquisites for Named Executive Officers whose aggregate perquisite amount exceeded $10,000 during 2009. Perquisites for Jay Bullock, Julian Enoizi, and Dale Pilkington were less than $10,000. The following table provides detail for Mark Watson and Barbara Bufkin whose perquisites were over $25,000. All of the reported perquisites were direct, separately identifiable costs that did not require measurement of any incremental portion since the entirety of those costs was attributed to the compensation of the applicable NEO.

	Financial Planning	Housing Allowance	Home Leave Travel Allowance	Cost of Living Allowance	Total Perquisites
Mark Watson	$13,602	$440,000	$40,000		$493,602
Barbara Bufkin (1)	$10,164	$168,000	$10,000	$25,000	$213,164

1)	Ms. Bufkin is provided with a cost of living allowance of $25,000 per year for expenses she is incurring because of her expatriate status.
2)	All perquisites are cash based. The gross-up is calculated assuming a tax rate of 35%. First the $75,600 tax-exempt portion of expatriate expense reimbursement is subtracted from the perquisite and the result is divided by 65% to arriving at a pre-tax value. The tax on this amount (and therefore the gross-up) is then calculated by multiplying the pre-tax value by 35%.

(c)	Includes payments made into Mr. Enoizi’s personal retirement account equal to 15% of base salary plus a 10% match on an additional 5% of salary Mr. Enoizi has chosen to defer. The personal retirement account is maintained by an unrelated third party and the Company has no further obligation beyond making the contributions.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
(a)	(b)	(c)	(d)	(e)	(i)		(j)		(k)	(l)
Name	Grant Date	Threshold($)	Target ($)(1)	Maximum($)	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Stock Options: Number of Shares Underlying Options (#)		Exercise or Base Price of Option Awards $ / Sh)	Grant Date Fair Value of Stock and Option Awards
Mark Watson		$500,000	$1,000,000	$2,000,000
	3/13/2009				22,456	(2)			$28.14	$631,912
	3/13/2009						33,684	(2)	$28.14	$275,872
	3/13/2009						78,597	(2)	$28.14	$643,709
Jay Bullock		$281,500	$563,000	$1,125,000
	3/13/2009						13,642	(2)	$28.14	$111,728
	3/13/2009						31,832	(2)	$28.14	$260,704
Barbara Bufkin		$131,250	$262,500	$525,000
	3/13/2009						16,505	(2)	$28.14	$135,176
	3/13/2009						7,074	(2)	$28.14	$57,936
Julian Enoizi
	6/1/2009						35,000	(3)	$28.69	$315,350
	6/1/2009				5,000	(3)			$28.69	$143,450

(1)	The 2009 Annual Incentive awards are discussed on page 20 of the Compensation Discussion & Analysis. The following awards were paid in March, 2010: Mr. Watson - $942,000, Ms. Bufkin - $247,275 and Mr. Bullock - $529,875.
(2)	Long term incentive grants are conditioned on the achievement of specific individual performance goals during 2009. Generally, if the performance goals are achieved, the grant vests in 4 equal installments beginning on the first anniversary of the date of grant. Grants for Mr. Watson, Ms. Bufkin and Mr. Bullock were awarded as Stock Appreciation Rights or performance units settled in either cash or stock.
(3)	Equity grants awarded to Mr. Enoizi as a condition of his employment.

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(f)
Mark Watson	7,099			$35.2900	01/21/2011
	9,084			$56.0900	02/02/2011
	34,836			$25.0000	02/03/2011
	64,840			$34.3300	03/12/2012
	9,077			$53.9800	04/21/2013
	64,840			$35.3500	08/06/2013
	12,968			$20.0500	08/05/2014
	15,255	45,763	(a)	$35.2300	03/25/2015			$0
		78,597	(b)	$28.1400	3/13/2016			$78,597
					3/13/2016	22,456	(b)	$654,368
		33,684	(b)	$28.1400	3/13/1016			$33,684
Jay Bullock	11,250	33,750	(c)	$38.2600	05/13/2015	7,500	(c)	$218,550
	355	1,062	(d)	$38.9700	06/04/2015			$0
		13,642	(b)	$28.1400	3/13/2016			$13,642
		31,832	(b)	$28.1400	3/13/2016			$31,832
Barbara Bufkin	12,968			$25.0000	02/03/2011
	12,968			$34.3300	03/12/2012
	2,593			$53.9800	04/21/2013
	12,968			$27.1100	09/03/2013
	628			$36.4300	09/03/2013
	12,968			$18.5700	05/14/2014
	2,403	7,207	(a)	$35.2300	03/25/2015	801	(a)	$23,341
		7,074	(b)	$28.1400	3/13/2016			$7,074
		16,505	(b)	$28.1400	3/13/2016			$16,505
Julian Enoizi		35,000	(e)	$28.6900	6/1/2016	5,000	(e)	$161,450

	# Years in Vesting Period	Grant Date	Date grant will be fully vested
(a)	4	3/25/2008	3/25/2012
(b)	4	3/13/2009	3/13/2013
(c)	4	5/13/2008	5/13/2012
(d)	3.9	6/4/2008	5/13/2012
(e)	5	6/1/2009	6/1/2014

(f)	The stock price used to calculate the value of equity awards was $29.14, the price at which the Company’s common stock closed on December 31, 2009, the last trading date of 2009.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value realized on Vesting ($)
Jay Bullock			1,534	$73,750
Barbara Bufkin			196	7,852
Dale Pilkington			2,663	112,617

Pension Benefits

(a)	(b)	(c)	(d)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit as of 12/31/2008 ($) (a)	Present Value of Accumulated Benefit as of 12/31/2009 ($) (a)
Mark Watson	Argo Group US Retirement Plan	3.42	$27,256	$35,208
	Argo Group US Pension Equalization Plan	3.42	$43,180	$55,776
Barbara Bufkin	Argo Group US Retirement Plan	.42	$5,783	$7,062
	Argo Group US Pension Equalization Plan	.42	$2,060	$2,516

In November, 2003, the Company amended both the Argo Group US Retirement Plan (the “Pension Plan”), a defined benefit plan, and the Argo Group US Pension Equalization Plan (the “Pension Equalization Plan”), a plan which provided retirement benefits which would have been payable under the Pension Plan but for the limits imposed by the Internal Revenue Code, to freeze benefits after February 29, 2004. No additional benefits have been accrued since that date. The changes in the values of the accumulated benefits for Mr. Watson, and Ms. Bufkin during 2009 were due solely to the change in the present value of the vested benefit that existed at February 29, 2004.

(a)	Please refer to footnote 13 of the 2009 Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2009 which provides details regarding valuation method and material assumptions for the plans.

Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(f)
Name	Executive Contributions in last fiscal year ($)	Registrant Contributions in last fiscal year ($)	Aggregate Earnings in last fiscal year ($)	Aggregate Balance at last fiscal year end ($)
Mark Watson	$36,769	$55,542	$69,513	$417,551
Jay Bullock	$6,865	$15,562	$8,550	$54,426
Barbara Bufkin	$2,459	$8,619	$5,472	$41,954

Under the Argo Group US 401(k) Plan, a defined contribution plan, the contribution made by the Company on behalf of an employee is equal to the sum of:

a.	100% of the first 5% of eligible pay that the employee contributes to the plan; and

b.	2% of the employee’s eligible pay.

During 2009 the Internal Revenue Code limited the maximum amount of compensation used to calculate benefits under a defined contribution plan to $245,000 and the maximum dollar amount of the 401(k) contribution that could be made to $16,500 plus an additional $5,500 for employees over the age of 50. The Argo Group US Supplemental Executive Retirement Plan (“SERP”) provides retirement benefits to its employees which would be payable under the Argo Group US 401(k) Plan but for the limits imposed by the Internal Revenue Code. The investment return on an individual’s SERP amount balance is calculated as though the funds in the account were invested in substantially the same funds the individual designates for the investment of his or her account balance under the Company’s 401(k) Plan.

During 2009, the Company credited contributions to the account maintained for each Named Executive Officer for the following.

a.	The difference between the Company matching contribution which would have been made to the individual’s account under the Company’s 401(k) Plan based upon the individual’s 401(k) election had his or her contributions under that plan not been limited by reason of the Internal Revenue Code and the amount that was actually credited to the individual’s account under the Company’s 401(k) Plan;

b.	A supplemental Company contribution equal to 2% of the excess of the Named Executive Officer’s eligible compensation for the 2009 fiscal year less the maximum amount of compensation permitted to be taken into account under the Internal Revenue Code ($245,000 for the 2009 fiscal year); and

c.	Investment income calculated as though the funds in the account were invested in substantially the same funds that the individual designates for the investment of his or her account balance under the Company’s 401(k) Plan

In addition, executives under the age of 50 who elect to contribute more than the $16,500 allowed under the Internal Revenue Code and executives 50 years old or older who elect to contribute more than the $22,000 allowed under the Internal Revenue Code can contribute 5% of the pay earned after the limit is reached to the SERP.

Potential Payments Upon Termination or Change in Control

The Company maintains a number of plans and agreements which would govern the amount a Named Executive Officer would receive if he or she resigned or was terminated or if a change in control occurred. Should either a termination or change of control event occur, the amounts received by recipients will depend upon the facts applicable to the date of the transaction or event. The following calculations are for illustration purposes only and are based on the following assumptions:

i.	The trigger event occurred on December 31, 2009;

ii.	All payments were made on that date; and

iii.	The stock price used to calculate the value of equity awards was $29.14, the price at which the Company’s common stock closed on December 31, 2009, the last trading date of 2009.

Mark E. Watson III Employment Agreement

1)	Voluntary Resignation by Mr. Watson for Good Reason or Termination of Mr. Watson By the Company Without Cause or for Disability

The following describes the circumstances and the related payments that might be triggered under the terms of Mr. Watson’s Employment Agreement:

2)	Mr. Watson’s Termination By the Company With Cause

If the Company terminates Mr. Watson with “Cause” (as defined in the Agreement), he shall receive his Base Salary and benefits accrued through the date of termination, and he shall not be entitled to any other benefits except as required by law.

3)	Voluntary Resignation by Mr. Watson for Good Reason or Termination of Mr. Watson By the Company Without Cause or for Disability

If Mr. Watson resigns for “Good Reason,” if he is terminated by the Company without “Cause” or if he is terminated by the Company for “Disability” (as defined in the Agreement), Mr. Watson shall receive his Base Salary and benefits accrued and any bonus fully earned through the date of termination. In addition, he shall receive an amount equal to three times his Base Salary on the six month anniversary of the date of such termination and all unvested equity grants previously awarded to Mr. Watson will remain in full force and effect as if no termination had occurred. Finally, he shall be eligible for Company paid continuation of medical and health benefits until he obtains reasonably equivalent employment or for three (3) years from the date of his termination, whichever is earlier.

Under the terms of the agreement using the assumptions above, if Mr. Watson had resigned for Good Reason, had been terminated without Cause or was terminated because of Disability on December 31, 2009, in addition to amounts earned before his termination, he would have received: (a) a payment of $3,000,000 six months after the termination took place; (b) all unvested equity grants previously awarded to Mr. Watson will remain in full force and effect as if no termination had occurred; and (c) Company paid medical and health coverage which, if he received it for the entire three year period, would be valued at $51,585 based on the rates in effect for the medical and health coverage at December 31, 2009. The value of his unvested stock appreciation rights, calculated as the difference between the Company’s common stock price at the close of market on December 31, 2009, and the exercise price was $112,281. The value of his unvested cash settled performance units was $654,368. He has no unvested restricted stock. The value of his vested stock options was $262,100

4)	Voluntary Resignation by Mr. Watson for Good Reason or Termination of Mr. Watson By the Company Without Cause If A Change of Control has Already Occurred or is Reasonably Anticipated

If Mr. Watson resigns for Good Reason or is terminated upon or following a “Change of Control” (as defined in the Agreement), he shall receive five times his Base Salary payable on the six month anniversary of the date of such termination. In addition, he shall be eligible for continuation of medical and health benefits on the same terms and conditions as they are made available to active employees of the Company until he obtains reasonably equivalent employment or for three (3) years from the date of his termination, whichever is earlier.

Under the terms of the agreement, if Mr. Watson had been terminated following a Change in Control on December 31, 2009, he would have received: (a) a payment of $5,000,000 six months after the termination took place; (b) pursuant to the terms of his equity grant agreements, all unvested equity grants previously awarded to Mr. Watson will vest;. and (c) Company paid medical and health coverage, if he received it for the entire three year period, would be valued at $51,585 based on the rates in effect for the medical and health coverage at December 31, 2009. The value of his unvested stock appreciation rights, calculated as the difference between the Company’s common stock price at the close of market on December 31, 2009, and the exercise price was $112,281. The value of his unvested cash settled performance units was $654,368. He has no unvested restricted stock. The value of his vested stock options was $262,100

If any payment or benefit by the Company resulting from a Change in Control is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, then the Company shall also pay Mr. Watson an additional payment (a “Gross-Up Payment”) which will compensate him for the excise tax and any additional deductions which are disallowed because of its inclusion in his gross income. There would be no payment, based on his salary and his tax rate at December 31, 2009.

5)	Death

In the event of Mr. Watson’s death, his estate shall be entitled to receive the amount of his Base Salary accrued through the date of his death plus any bonus that is Fully Earned. “Fully Earned” is defined as the amount that would have been earned if Mr. Watson had been employed through the last date of the period that is used by the Company to determine bonuses. In addition, his surviving spouse may purchase medical and health benefits on the same terms and conditions as they are made available to active employees of the Company for a period of one year. The value of this benefit calculated using the rates in effect for the medical and health coverage Mr. Watson had selected on December 31, 2009 assuming that his spouse purchased the coverage for one full year was $8,230.

The payments and continued benefits under the Employment Agreement are conditioned on Mr. Watson releasing the Company and each of the Company’s subsidiaries, affiliates and their respective past, present and future partners, officers, directors, employees, consultants, attorneys, agents and stockholders, from any claims he may have against any of them, to the extent such claims arise from his employment in a form reasonably acceptable to the Company. In addition, the Employment Agreement provides that, for a period of one year following termination, Mr. Watson shall be prohibited from:

a)	Engaging in any business in the geographic area competitive with Company’s lines of specialty property or casualty insurance business;

b)	Rendering advice, or services to or otherwise assisting, any other person who is engaged, in any business in the geographic area that is competitive with Company for its lines of specialty property or casualty insurance business; or

c)	Encouraging or inducing any current or former employee of the Company to leave the employment of the Company (the “Non-Competition Obligations”).

However, if the Employment Agreement is terminated: (a) due to Mr. Watson’s Disability; (b) by the Company without Cause; or (c) by Mr. Watson for Good Reason, Mr. Watson shall no longer be bound by the foregoing Non-Competition Obligations. However, in these circumstances, he will continue to be bound by customary confidentiality provisions contained in the Employment Agreement indefinitely and will be prohibited from interfering with the Company’s relationships with its customers, prospects or clients for a period of one year.

Jay Bullock Employment Agreement

The following describes the circumstances and the related payments that might be triggered under the terms of Mr. Bullock’s Employment Agreement using the same assumptions as set forth above:

1)	Mr. Bullock’s Termination By the Company With Cause

If the Company terminates Mr. Bullock with “Cause” (as defined in the Agreement), he shall receive his Base Salary and benefits accrued through the date of termination, and he shall not be entitled to any other benefits except as required by law.

2)	Voluntary Resignation by Mr. Bullock for Good Reason or Termination of Mr. Bullock By the Company Without Cause or for Disability

If Mr. Bullock resigns for “Good Reason,” if he is terminated by the Company without “Cause” or if he is terminated by the Company for “Disability” (as defined in the Agreement), he shall receive his Base Salary and benefits accrued and any bonus fully earned through the date of termination. In addition, he shall receive an amount equal to one times his Base Salary on the six month anniversary of the date of such termination. He shall be eligible for continuation of medical and health benefits on the same terms and conditions as they are made available to active employees of the Company until he obtains reasonably equivalent employment or for one (1) year from the date of his termination whichever is earlier.

Under the terms of the agreement using the assumptions described above, if Mr. Bullock had resigned for Good Reason, had been terminated without Cause or was terminated for Disability on December 31, 2009, in addition to the amounts earned before his termination, he would have received: (a) $450,000 on the six month anniversary of his termination and (b) medical and health coverage which, if he was to receive an entire year of coverage, was valued at $13,326 based on the rates in effect for the medical coverage at December 31, 2009.

3)	Voluntary Resignation by Mr. Bullock for Good Reason or Termination of Mr. Bullock By the Company Without Cause If A Change of Control has Already Occurred or is Reasonably Anticipated

If the termination occurs upon or following a “Change of Control” (as defined in the Agreement), he shall receive two times his Base Salary payable on the six month anniversary of the date of such termination. He shall also be eligible for continuation of medical and health benefits on the same terms and conditions as they are made available to active employees of the Company until he obtains reasonably equivalent employment or for two (2) years from the date of his termination, whichever is earlier.

Under the terms of the agreement, if Mr. Bullock had been terminated following a Change of Control on December 31, 2009, he would have received: (a) a payment of $900,000 six months after the termination took place and (b) medical and health coverage which, if he received it for the entire two year period, would be valued at $26,652 based on the rates in effect for the medical coverage at December 31, 2009.

If any payment or benefit by the Company resulting from a Change in Control is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, then the Company shall also pay Mr. Bullock an additional payment (a “Gross-Up Payment”) which will compensate him for the excise tax and any additional deductions which are disallowed because of its inclusion in his gross income. There would be no payment, based on his salary and his tax rate at December 31, 2009.

4)	Death

If the Employment Agreement is terminated due to Mr. Bullock’s death, his estate shall be entitled to receive the amount of his Base Salary accrued through the date of his death plus any bonus that is Fully Earned. “Fully Earned” is defined as the amount that would have been earned if Mr. Bullock had been employed through the last date of the period that is used by the Company to determine bonuses. In addition, his estate shall be entitled to receive a lump sum payment in cash and/or common stock, at the Company’s election, equal to the net value of all unvested equity compensation as of the date of death as if fully vested and exercised on the date of death. His surviving spouse may purchase medical and health benefits on the same terms and conditions as they are made available to active employees of the Company for a period of one year.

The net value of his unvested stock options at December 31, 2009 was $45,474, calculated as the difference between the Company’s common stock price at the close of market on December 31, 2009, and the option exercise price. The value of his vested stock options at December 31, 2009, calculated as the difference between the Company’s common stock price at the close of market on December 31, 2009 was $0. The net value of his unvested restricted stock at December 31, 2009 was $218,550, based on the Company’s common stock price at the close of market. The net value of his medical and health coverage for the full one year period was $8,230 based on the rates in effect for the medical coverage at December 31, 2009.

The payments and continued benefits under the Employment Agreement are conditioned on Mr. Bullock releasing the Company and each of the Company’s subsidiaries, affiliates and their respective past, present and future partners, officers, directors, employees, consultants, attorneys, agents and stockholders, from any claims he may have against any of them, to the extent such claims arise from his employment in a form reasonably acceptable to the Company.

Mr. Bullock - Stock Option and Restricted Stock Grants

The stock option and restricted stock agreements for the Named Executive Officers vest upon the occurrence of a “Change of Control.” The value of Mr. Bullock’s unvested stock options, calculated as the difference between the Company’s common stock price at the close of market on December 31, 2009, and the option exercise price plus the value of his unvested restricted stock was $264,024.

Julian Enoizi Employment Agreement

The following describes the circumstances and the related payments that might be triggered under the terms of Mr. Enoizi’s Employment Agreement using the same assumptions as set forth above:

1)	Mr. Enoizi’s Termination By The Company Due to Misconduct or For Illness

If the Company terminates Mr. Enoizi due to his misconduct or material breach of his obligations to the Company as enumerated in his Agreement or if the Company terminates Mr. Enoizi’s employment because he is unable to perform his duties due to illness or other incapacity, he shall receive his Base Salary and benefits accrued through the date of termination, and he shall not be entitled to any other benefits except as required by law.

2)	Termination Upon Notice

Either the Company or Mr. Enoizi may terminate Mr. Enoizi’s employment with the Company by giving the other party not less than twelve months notice prior to the termination date. Upon such occurrence, the Company is obligated to continue to pay Mr. Enoizi his annual base salary of £310,000 in monthly installments during the twelve month notice period and to provide him with the same medical coverage benefits that are maintained for other executives of the Company until his employment terminates. The Company has the option, in its sole discretion, to terminate Mr. Enoizi’s employment by paying him his annual base salary of £310,000 in a lump sum in lieu of the twelve month notice period. Mr. Enoizi is not entitled to receive bonus payments and his equity grants do not vest after notice of termination has been given by either party.

Under the terms of the Agreement, if notice had been given by either party to terminate Mr. Enoizi’s employment on December 31, 2009, Mr. Enoizi would continue to receive his annual base salary of £310,000 in monthly installments for twelve months and medical coverage for a twelve month period valued at £2,557 based on the rates in effect for the medical coverage at December 31, 2009. If the Company elected to pay Mr. Enoizi in lieu of notice, he would receive £310,000 subject to deductions for income tax and national insurance contributions as appropriate.

Julian Enoizi - Stock Option and Restricted Stock Grants

The stock option and restricted stock agreements for the Named Executive Officers vest upon the occurrence of a “Change of Control.” The net value of Mr. Enoizi’s unvested stock options at December 31, 2009 was $15,750, calculated as the difference between the Company’s common stock price at the close of market and the option exercise price. The value of his unvested restricted stock on December 31, 2009 was $145,700, based on the Company’s common stock price at the close of market.

Barbara Bufkin - Stock Option and Restricted Stock Grants

Change of Control

The stock option and restricted stock agreements for the Named Executive Officers vest upon the occurrence of a “Change of Control.” The net value of Ms. Bufkin’s unvested stock options at December 31, 2009 was $23,579, calculated as the difference between the Company’s common stock price at the close of market and the option exercise price. The value of her unvested restricted stock on December 31, 2009 was $23,341, based on the Company’s common stock price at the close of market.

FORM 10-K AND PROXY AVAILABILITY

As permitted by rules adopted by the SEC and by the statutory provisions of the Companies Act 1981 of Bermuda, Argo Group is making this proxy statement, the proxy card and the annual report to shareholders (the “proxy materials”) available to shareholders electronically via the Internet. A Notice of Annual General Meeting (the “Notice”) which includes instructions on how to access and review the proxy materials and how to submit your proxy online will be mailed to shareholders no later than March 25, 2010. Shareholders may request a printed copy of the proxy materials by following the instructions included in the Notice. In addition Argo Group will post copies of the 2009 Annual Report on Form 10K and this proxy statement on its web site at www.argolimited.com. The reference to Argo Group’s web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

The Company’s Annual Report contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy-soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained under the headings the “Human Resources Committee Report” and the “The Audit Committee Report to the Board of Directors” of this proxy shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “1933 Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL GENERAL MEETING

Under SEC rules and our Bye-Laws, shareholders must follow certain prescribed procedures to introduce an item of business at an annual general meeting.

Under these procedures, if a shareholder desires to present a proposal for inclusion in our 2011 Proxy Statement, such shareholder must submit the proposal in writing to us for receipt not later than November 15, 2010. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our 2011 proxy materials.

Shareholders who wish to submit a proposal for consideration at our 2011 Annual General Meeting, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than March 4, 2011. Any such notice to our Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting and any material interest of the shareholder in such business (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) a representation that the shareholder is a holder of record of shares of Argo Group entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination, (iv) the class and number of shares of Argo Group which are beneficially owned by the shareholder, and (v) any material interest of the shareholder in such business.

In either case, proposals should be delivered to Argo Group International Holdings, Ltd., P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: The Secretary.

You may obtain a copy of Argo Group’s Bye-Laws by writing to our Secretary at the above address.

By Order of the Board of Directors

David J. Doyle
Secretary

March 15, 2010

APPENDIX I

INTERPRETATION

1. (1) In these Bye-Laws, unless the context otherwise requires, the words standing in the first column of the following table shall bear the meaning set opposite them respectively in the second column.

WORD	MEANING

“Act”	The Companies Act 1981 of Bermuda, as amended from time to time.

“Attribution Percentage”	with respect to a Member, the percentage of the Member’s shares that are treated as Controlled Shares of a Tentative 9.5% U.S. Member.

“Auditor”	the Auditor of the Company for the time being and may include any individual or partnership.

“Bye-Laws”	these Bye-Laws in their present form or as supplemented or amended from time to time.

“Board” or the “Directors” or the “Board of Directors”	the Board of Directors of the Company or the Directors (including alternate Directors).

“capital”	the share capital from time to time of the Company.

“Clear Days”	in relation to the period of a Notice, that period excluding the day when the Notice is given or served or deemed to be given or served and the day for which it is given or on which it is to take effect.

“Code”	the Internal Revenue Code of 1986, as amended, of the United States.

“Common Shares”	has the meaning assigned to it in Bye-Law 2.

“Company”	the company incorporated in Bermuda under the name of PXRE Group Ltd. on 1 June 1999.

“competent regulatory Authority”	a competent regulatory authority in the jurisdiction or place where the shares of the Company are listed or quoted on a stock exchange.

“Controlled Shares”	all shares of the Company directly, indirectly or constructively owned by a person as determined pursuant to sections 957 and 958 of the Code and the Treasury Regulations promulgated thereunder.

“Designated Stock Exchange”	a stock exchange which is an appointed stock exchange for the purposes of the Act in respect of which the shares of the Company are listed or quoted.

“dollars” and “$”	dollars, the legal currency of the United States.

“Exchange Act”	the Securities Exchange Act of 1934, as amended, of the United States.

“General Meeting”	any meeting of the Members of the Company. The General Meeting convened once in every calendar year in compliance with the Act, shall be known as the “Annual General Meeting”. Any General Meeting other than an Annual General Meeting, shall be known as a “Special General Meeting”.

“indirect”	when referring to a holder or owner of shares, ownership of shares within the meaning of section 958(a)(2) of the Code.

“Member”	a duly registered holder from time to time of the shares in the capital of the Company.

“month”	a calendar month.

“9.5% U.S. Member”	a U.S. Person whose Controlled Shares constitute nine and one half percent (9.5%) or more of the voting power of all issued shares of the Company and who generally would be required to recognize income with respect to the Company under section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in section 957 of the Code and if the ownership threshold under section 951(b) of the Code were 9.5%.

“Notice”	as defined in Byelaw 37 of these Bye-Laws.

“Office”	the registered office of the Company for the time being.

“Officer”	any individual appointed by the Board pursuant to these Bye-Laws or by another officer to hold an office of the Company.

“paid up”	paid up or credited as paid up.

“Person”	any individual, general or limited partnership, corporation, association, trust, estate, company (including a limited liability company) or any other entity or organization, including a government, a political subdivision or agency or instrumentality thereof.

“Preferred Shares”	has the meaning assigned to it in Bye-Law 2.

“Register”	the principal register of Members and, where applicable, any branch register of Members of the Company to be kept pursuant to the provisions of the Act.

“Registration Office”	in respect of any class or series of share capital, such place as the Board may from time to time determine to keep a branch register of Members in respect of that class or series of share capital and where (except in cases where the Board otherwise directs) the transfers or other documents of title for such class or series of share capital are to be delivered for registration.

“Seal”	common seal or any one or more duplicate seals of the Company (including a securities seal) for use in Bermuda or in any place outside Bermuda.

“Secretary”	any Person appointed by the Board to perform any of the duties of secretary of the Company and includes any assistant, deputy, temporary or acting secretary.

“Securities Act”	the Securities Act of 1933, as amended, of the United States.

“shares”	the Common Shares or Preferred Shares of the Company, as the case may be.

“Subsidiary”	any entity in which the Company owns, directly or indirectly, shares representing at least fifty percent (50%) of the voting power or fifty percent (50%) of the value of such entity.

“Tentative 9.5% U.S. Member”	a U.S. Person that, but for adjustments or restrictions on exercise of the voting power of shares pursuant to Bye-Law 20, would be a 9.5% U.S. Member.

“treasury share”	as defined in the Act.

“year”	a calendar year.

“U.S. Person”	(i) an individual who is a citizen or resident of the United States, (ii) a corporation or partnership that is, as to the United States, a domestic corporation or partnership, (iii) an estate that is subject to United States federal income tax on its income, regardless of its source, (iv) a “U.S. Trust;” a U.S. Trust is any trust (A) if and only if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and (ii) one or more U.S. trustees have the authority to control all substantial decisions of the trust or (B) that has otherwise validly elected to be treated as a domestic trust under applicable U.S. Treasury regulations; or (v) any person that is treated as one of the foregoing for U.S. federal income tax purposes.

(2) In these Bye-Laws, where not inconsistent with the context:

(a)	words denoting the singular include the plural and vice versa;

(b)	words denoting a gender include every gender;

(c)	words describing Persons include companies, associations and bodies of Persons whether corporate or not;

(d)	the word:

(i)	“may” shall be construed as permissive; and

(ii)	“shall” or “will” shall be construed as imperative;

(e)	expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography, facsimile, computer generated and electronic records;

(f)	references to any act, ordinance, statute or statutory provision (whether in Bermuda or elsewhere) shall be interpreted as relating to any statutory modification or re-enactment thereof for the time being in force;

(g)	unless otherwise provided herein words and expressions defined in the Act shall bear the same meanings in these Bye-Laws if not inconsistent with the context;

(h)	a resolution shall be a “Special Resolution” when it has been passed by the affirmative vote of Members holding not less than sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares entitled to vote, cast by such Members in person or, in the case of such Members as are corporations, by their respective duly authorized representative or, where proxies are allowed, by proxy, at a General Meeting of which not less than twenty-one (21) Clear Days’ Notice, specifying (without prejudice to the power contained in these Bye-Laws to amend the same) the intention to propose the resolution as a special resolution, has been duly given;

(i)	a resolution shall be an “Ordinary Resolution” when it has been passed by a simple majority of votes cast by the Members, in person, by a representative or by proxy, at a General Meeting of which not less than twenty-one (21) Clear Days’ Notice has been duly given;

(j)	a Special Resolution shall be effective for any purpose for which an Ordinary Resolution is expressed to be required under any provision of these Bye-Laws or the Act;

(k)	headings used in these Bye-Laws are for convenience only and are not to be used or relied upon in the construction of these Bye-Laws;

(l)	a reference to anything being done by electronic means includes it being done by means of any electronic or other communications equipment or facilities and reference to any communication being delivered or received, or being delivered or received at a particular place, includes the transmission of an electronic record to a recipient identified in such manner or by such means as the Board may from time to time approve or prescribe, either generally or for a particular purpose; and

(m)	a reference to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic record as the Board may from time to time approve or prescribe, either generally or for a particular purpose.

(3) In these Bye-Laws, in calculating whether a resolution has been passed by a particular majority or whether a particular number of shares is represented at a General Meeting and, generally, for all purposes, in calculating the total number of votes cast or votes represented, as the case may be, the provisions of Bye-Law 20 hereof shall be taken into account in all cases in computing the number of votes cast or votes represented, as the case may be.

SHARES AND SHARE CAPITAL

2. (1) The authorized share capital of the Company is $530,000,000 divided into the following classes of shares:

(a)	500,000,000 common shares, par value $1.00 per share (“Common Shares”); and

(b)	30,000,000 preferred shares, par value $1.00 per share (“Preferred Shares”).

(2) Subject to the provisions of these Bye-Laws, any shares of the Company held as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.

COMMON SHARES

3. (1) Subject to these Bye-Laws, at a General Meeting of the Company every holder of Common Shares shall be entitled to one vote for each share held by him on all matters submitted to a vote of the Members, but in all cases after giving effect to any adjustments to or restrictions on exercise of voting rights under Bye-Law 20.

(2) The Board may in its discretion, at any time, and from time to time, issue or cause to be issued all or any part of the authorized but unissued Common Shares of the Company for consideration of such character and value as the Board shall in its absolute discretion from time to time fix or determine.

(3) Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not issue any shares or grant options or warrants in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

AUTHORITY OF BOARD TO ISSUE AND DIVIDE

PREFERRED SHARES INTO DIFFERENT SERIES

4. (1) The Board may in its discretion at any time, and from time to time, issue or cause to be issued all or any part of the authorized but unissued Preferred Shares of the Company for consideration of such character and value as the Board shall in its absolute discretion from time to time fix or determine.

(2) Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not issue any shares or grant options or warrants in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

(3) Without prejudice to the generality of paragraph (1) of this Bye-Law, the Board is hereby further expressly authorized at any time, and from time to time, to consolidate, divide or subdivide any or all of the authorized but unissued Preferred Shares of the Company into several series, and to set the par value of any of the unissued Preferred Shares, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the number of shares and the designation of such series, so as to distinguish it from the shares of all other series and classes, and to fix and determine the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights, redemption features, restrictions, and other special or relative rights of such series. Each of such series may differ from every other series previously authorized, as may be determined by the Board in any or all respects, to the fullest extent now, or hereafter, permitted by the laws of Bermuda including, but not limited to, the variations between different series in the following respects:

(a)	the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the Board;

(b)	the annual dividend or dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

(c)	the par value of the shares prior to issue, provided, however, that the par value shall in no case be set at less than $1.00 per share;

(d)	the price or prices at which, and the terms and conditions on which, if any, the shares of such series may be redeemed or made redeemable;

(e)	the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series;

(f)	the preferential amount or amounts, if any, payable upon shares of such series in the event of the liquidation, dissolution, or winding up of the Company;

(g)	the terms and conditions, if any, upon which shares of such series may be converted and the class or series of shares of the Company or other securities into which such shares may be converted;

(h)	the relative seniority, priority or junior rank of such series as to dividends or assets in relation to any other classes or series of shares of the Company then or thereafter to be issued;

(i)	such other terms, preferences, qualifications, privileges, limitations, options, restrictions, and other special rights, if any, of shares of such series as the Board may, at the time of such resolution or resolutions, lawfully fix or determine;

(j)	cancel shares which, at the date of the passing of the resolution in that behalf, have not been taken or agreed to be taken by any Person; and

(k)	where any difficulty arises in regard to any consolidation, division or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion among the Members who would have been entitled to the fractions, and for this purpose the Board may authorize a Person to transfer the shares representing fractions to the purchaser thereof, or resolve that such net proceeds be paid to the Company for the Company’s benefit; and such purchases shall not be bound to see to the application of the purchase money nor shall such Person’s title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(4) Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not consolidate, divide or subdivide Preferred Shares in a manner that the Board determines in its sole discretion may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

EMPLOYEE SHARE PURCHASE

5. (1) The Board may from time to time:

(a)	establish a plan or plans (including individual agreements) for employees, directors, officers, consultants and/or advisors of the Company, its subsidiaries or affiliates whereby the Company provides securities (whether restricted or otherwise), or options to purchase securities, or money for the purchase of, or subscription for, such securities and/or options, whether directly or indirectly through a trust established for the benefit of such employees, directors, officers, consultants and/or advisors;

(b)	provide for the making by the Company of loans to Persons, other than Directors, bona fide in the employment of the Company or any of its Subsidiaries, with a view to enabling those Persons to purchase or subscribe for fully-paid shares in the Company, to be held by themselves by way of beneficial ownership; and

(c)	provide for the giving by the Company, directly or indirectly, of financial assistance, whether by means of a loan, guarantee, the provision of security or otherwise, to its bona fide employees, or the bona fide employees of any of its Subsidiaries, whether or not they shall also be Directors, in order that they may buy shares in the Company and the Board may, in its discretion, from time to time require, as one of the terms of issue of any such shares or by contract, that any such employee shall be required or allowed to sell such shares to the Company, upon such terms and at such price as the Board may by such terms of issue or contract establish, when such employee ceases to be employed by the Company or any of its Subsidiaries.

COMPANY SHARE PURCHASE

6. (1) Subject to the Act, the Company’s Memorandum of Association and these Bye-Laws and, where applicable, the rules of any Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase or otherwise acquire its own shares upon such terms and conditions as the Board shall determine, provided, however, that such purchase or acquisition may not be made if the Board determines in its sole discretion that it may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

(2) The Board may, at its discretion and without the sanction of a resolution of the Members, authorise the acquisition by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Act. The whole or any part of the amount payable on any such acquisition may be paid or satisfied otherwise than in cash, to the extent permitted by the Act.

ALTERATION OF CAPITAL

7. (1) The Company may from time to time by Ordinary Resolution in accordance with the Act:

(a)	increase its capital by such sum, to be divided into shares of such amounts, as the resolution shall prescribe;

(b)	consolidate and divide all or any of its capital into shares of larger amount than its existing shares;

(c)	divide its shares into several classes, and without prejudice to any special rights previously conferred on the holders of existing shares, attach thereto respectively any preferential, deferred, qualified or special rights, privileges, conditions or such restrictions, which, in the absence of any such determination by the Company in a General Meeting, as the Directors may determine, provided always that where the Company issues shares which do not carry voting rights, the words “non-voting” shall appear in the designation of such shares and where the equity capital includes shares with different voting rights, the designation of each class of shares, other than those with the most favorable voting rights, must include the words “restricted voting” or “limited voting”;

(d)	sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum of Association (subject, nevertheless, to the Act), and may by such resolution determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have any such preferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;

(e)	change the currency denomination of its share capital; and

(f)	cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any Person, and diminish the amount of its capital by the amount of the shares so canceled;

Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company shall not alter the rights attaching to any class of shares if the Board, after taking into account any adjustments to or restrictions on exercise of voting rights under Bye-Law 20, determines in its sole discretion that any non de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or indirect holders of shares or its affiliates may result from such variation.

(2) The Board may settle as it considers expedient any difficulty which arises in relation to any consolidation, division or subdivision under this Bye-Law and in particular but without prejudice to the generality of the foregoing may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion among the Members who would have been entitled to the fractions, and for this purpose the Board may authorize a Person to transfer the shares representing fractions to the purchaser thereof or resolve that such net proceeds be paid to the Company for the Company’s benefit. Such purchaser will not be bound to see to the application of the purchase money nor shall such Person’s title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(3) The Company may from time to time by Ordinary Resolution in accordance with the Act reduce its authorized or issued share capital or any share premium account or other undistributable reserve in any manner permitted by applicable law.

(4) Except so far as otherwise provided by the conditions of issue, or by these Bye-Laws, any capital raised by the creation of new shares shall be treated as if it formed part of the original capital of the Company, and such shares shall be subject to the provisions contained in these Bye-Laws with reference to the payment of calls and installments, transfer and transmission, forfeiture, lien, cancellation, surrender, voting and otherwise.

(5) Subject to the Act and Bye-Laws 20 and 7(2), all or any of the special rights attached to the shares or any class of shares may, unless otherwise provided by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up) be varied, modified or abrogated either with the consent in writing of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the issued shares of that class or with the sanction of a special resolution passed at a separate General Meeting of the holders of the shares of that class. To every such separate General Meeting all the provisions of these Bye-Laws relating to General Meetings of the Company shall, as the case may be, apply, but so that:

(a)	the necessary quorum shall be two or more Persons holding or representing by proxy not less than a majority of the issued shares of that class;

(b)	subject to the provisions of Bye-Law 20, every holder of shares of the class shall be entitled on a vote to one vote for every such share held by him; and

(c)	any holder of shares of the class present in person or by proxy may demand a vote.

(6) The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be varied, modified or abrogated by the creation or issue of further shares ranking pari passu therewith.

WARRANTS

8. (1) The Board may issue warrants conferring the right upon the holders thereof to subscribe for any class of shares or securities in the capital of the Company on such terms as the Board may from time to time determine. Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not issue any warrants in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

(2) The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the Act, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one and partly in the other.

(3) INTENTIONALLY LEFT BLANK

(4) Except as required by applicable law, no Person shall be recognized by the Company as holding any share in the capital of the Company upon any trust and the Company shall not be bound by or required in any way to recognize (even when having Notice thereof) any equitable, contingent, future or partial interest in any share or any fractional part of a share or (except only as otherwise provided by these Bye-Laws or by applicable law) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

(5) Subject to the Act and these Bye-Laws, the Board may at any time after the allotment of shares in the capital of the Company but before any Person has been entered in the Register as the holder, recognize a renunciation thereof by such recipient in favor of some other Person and may accord to any such recipient of a share a right to effect such renunciation upon and subject to such terms and conditions as the Board determines to impose.

SHARE CERTIFICATES

9. (1) Every share certificate shall specify the number and class and distinguishing numbers of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine be issued under the Seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any Person. If any person holding office in the Company who has signed, or whose facsimile signature has been used on, any certificate ceases for any reason to hold office, such certificate may nevertheless be issued as though that person had not ceased to hold such office. Every share certificate shall recite that the voting rights relating to such shares are subject to the limitations contained in these Bye-Laws.

(2) In the case of a share held jointly by several Persons, the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to one of several joint holders shall be sufficient delivery to all such holders.

(3) Where a share stands in the names of two or more Persons, the Person first named in the Register shall as regards service of Notices and, subject to the provisions of these Bye-Laws, all or any other matters connected with the Company, except the transfer of the shares, be deemed the sole holder thereof.

(4) Every Person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class, or several certificates each for one or more of such shares of such class upon payment, for every certificate after the first, of such reasonable out-of-pocket expenses as the Board from time to time determines.

(5) Subject to paragraph (2) hereof, share certificates shall be issued, in the case of an issue of shares within twenty-one (21) days (or such longer period as the terms of the issue provide) after allotment, or in the case of a transfer of fully or partly paid shares within twenty-one (21) days after delivery of a transfer to the Company, not being a transfer which the Company is for the time being entitled to refuse to register and does not register.

(6) Notwithstanding any provision in these Bye-Laws to the contrary, a Person may by Notice to the Company elect that no certificate be issued in respect of shares registered or to be registered in his name and on receipt of such election the Company shall not be required to issue a certificate for such shares or may cancel an existing certificate without issuing another certificate in lieu thereof.

(7) Upon every transfer of shares, the certificate held by the transferor shall be given up to be canceled, and shall forthwith be canceled accordingly, and a new certificate shall be issued to the transferee in respect of the shares transferred to him. If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him.

(8) If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the relevant Member upon request and on payment of such fee as the Designated Stock Exchange or the Board may determine to be payable, and, subject to compliance with such terms (if any) as to evidence and indemnity and to payment of the costs and reasonable out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board shall determine and, in case of damage or defacement, on delivery of the old certificate to the Company, provided always that where share warrants have been issued, no new share warrant shall be issued to replace one that has been lost, stolen or destroyed unless the Directors are satisfied beyond reasonable doubt that the original has been lost, stolen or destroyed.

REGISTER

10. (1) The Company shall keep in one or more books a Register and shall enter therein the following particulars:

(a)	the name and address of each Member, the number and, where appropriate, the class or series of shares held by such Member and the amount paid or agreed to be considered as paid on such shares; and

(b)	the date on which each Person was entered in the Register.

(2) Subject to the Act, the Company may keep an overseas or local or other branch register of Members resident in any place, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register and maintaining a Registration Office in connection therewith.

INSPECTION OF REGISTER OF MEMBERS

11. The Register and branch register of Members, as the case may be, shall be open to inspection on every business day by any Person without charge or by any other Person, upon the maximum payment permitted under the Act, subject to such reasonable restrictions as the Board may impose, so that not less then two (2) hours in each business day be allowed for inspections, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or, if appropriate, upon the maximum payment permitted under the Act at the Registration Office. The Register, including any overseas or local or other branch register of Members, may, after Notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be closed at such times or for such periods not exceeding in the aggregate thirty (30) days in each year as the Board may determine and either generally or in respect of any class or series of shares.

RECORD DATES

12. Notwithstanding any provision of these Bye-Laws to the contrary, the Company or the Directors may fix any date as the record date for:

(a)	determining the Members entitled to receive any dividend, distribution, allotment or issue; and

(b)	determining the Members entitled to receive Notice of and to vote at any General Meeting of the Company.

TRANSFER OF SHARES

13. (1) Subject to the Act and to such of the restrictions contained in these Bye-Laws, as may be applicable, any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in any other form approved by the Board.

(2) The instrument of transfer shall be executed by or on behalf of the transferor. The Board may also resolve, either generally or in any particular case, upon request by the transferor, to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. Nothing in these Bye-Laws shall preclude the Board from recognizing a renunciation of the allotment or provisional allotment of any share by the allottee in favor of some other Person.

(3) The Board may, in its absolute discretion, and without giving any reason therefor, refuse to register a transfer of any share issued under any share plan for employees upon which a restriction on transfer imposed thereby still subsists, and it may also refuse to register a transfer of any share to more than four (4) joint holders. The Board may decline to approve or register or permit the registration of any transfer of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its Affiliates would result from such transfer. Nothing in these Bye-Laws shall impair the settlement of transactions entered into through the facilities of a Designated Stock Exchange except as provided by such exchange.

(4) No transfer shall be made to an infant or to a Person of unsound mind or under other legal disability, known as such by the Company.

(5) INTENTIONALLY LEFT BLANK

(6) INTENTIONALLY LEFT BLANK

(7) Without limiting the generality of the preceding paragraph, the Board may decline to recognize any instrument of transfer unless:

(a)	the instrument of transfer is in respect of only one class of share;

(b)	the instrument of transfer is delivered to the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or the Registration Office (as the case may be) accompanied by the relevant share certificate(s) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other Person on his behalf, the authority of that Person so to do); and

(c)	if applicable, it shall be satisfied to the Board that the proposed transfer complies with the federal and state securities laws of the United States.

(8) If the Board refuses to register a transfer of any share in accordance with these Bye-Laws, it shall, within one hundred twenty (120) days after the date on which the transfer was delivered to the Company, send to each of the transferor and transferee Notice of the refusal.

(9) The registration of transfers of shares or of any class of shares may, after Notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be suspended at such times and for such periods (not exceeding thirty (30) days in any year) as the Board may determine.

TRANSMISSION OF SHARES

14. (1) If a Member dies, the survivor or survivors where the deceased was a joint holder, and his legal representatives where he was a sole or only surviving holder, will be the only Persons recognized by the Company as having any title to his interest in the shares; but nothing in this Bye-Law will release the estate of a deceased Member (whether sole or joint) from any liability in respect of any share which had been solely or jointly held by him.

(2) Subject to the Act, any Person becoming entitled to a share in consequence of the death or bankruptcy or winding-up of a Member may, upon such evidence as to his title being produced as may be required by the Board, elect either to become the holder of the share or to have some Person nominated by him registered as the transferee thereof. If he elects to become the holder he shall notify the Company in writing either at the Registration Office or Office, as the case may be, to that effect. If he elects to have another Person registered he shall execute a transfer of the share in favor of that Person. The provisions of these Bye-Laws relating to the transfer and registration of transfers of shares shall apply to such Notice or transfer as aforesaid as if the death or bankruptcy of the Member had not occurred and the Notice or transfer were a transfer signed by such Member.

The Board may decline to approve or register or permit the registration of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or Indirect holder of shares or its Affiliates would result from such transfer.

(3) A Person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share. However, the Board may determine to withhold the payment of any dividend payable or other advantages in respect of such share until such Person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of these Bye-Laws being met, such a Person may vote at meetings.

UNTRACEABLE MEMBERS

15. (1) Without prejudice to the rights of the Company under paragraph (2) of this Bye-Law, the Company may cease sending a check for dividend entitlements or dividend warrants by mail if such check or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending a check for dividend entitlements or dividend warrant after the first occasion on which such a check or warrant is returned undelivered.

(2) The Company shall have the power to sell, in such manner as the Board shall determine, any shares of a Member who is untraceable, but no such sale shall be made unless:

(a)	all checks or warrants in respect of dividends of the shares in question, being not less than three in total number, for any sum payable in cash to the holder of such shares in respect of them sent during the relevant period in the manner authorized by these Bye-Laws have remained uncashed;

(b)	so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such shares or of a Person entitled to such shares by death, bankruptcy or operation of law; and

(c)	the Company, if so required by the rules governing the listing of shares on the Designated Stock Exchange, has given Notice to, and caused advertisement in newspapers in accordance with the requirements of, the Designated Stock Exchange to be made of its intention to sell such shares in the manner required by the Designated Stock Exchange, and a period of ninety (90) days or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.

For the purpose of the foregoing, the “relevant period” means the period commencing twelve years before the date of publication of the advertisement referred to in sub-paragraph (2)(c) of this Bye-Law and ending at the expiration of the period referred to in that paragraph.

(3) To give effect to any such sale the Board may authorize a Person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such Person shall be as effective as if it had been executed by the registered holder or the Person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as the Board shall determine. Any sale under this Bye-Law shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

GENERAL MEETINGS OF THE MEMBERS

16. (1) The Board shall convene and the Company shall hold Annual General Meetings of the Members in accordance with the requirements of the Act and these Bye-Laws. The Board may, whenever it shall determine, and shall, when required by the Act or these Bye-Laws, convene a General Meeting, other than an Annual General Meeting, which shall be called a Special General Meeting. Except with the unanimous approval of the Board, all Annual or Special General Meetings of the Company shall be held in Bermuda, but under no circumstance shall any General Meeting be held in the United States.

(2) The Board may determine to call Special General Meetings, and Members holding at the date of delivery of the written Notice not less than one-tenth (1/10) of the paid up capital of the Company carrying the right of voting at General Meetings of the Company shall at all times have the right, by written Notice to the Board or the Secretary of the Company, to require a Special General Meeting to be called by the Board for the transaction of any business specified in such Notice; and such meeting shall be held within sixty (60) days after the deposit of such Notice. If within twenty-one (21) days of such delivery, the Board fails to proceed to convene such meeting such Members may do so in accordance with the provisions of the Act.

NOTICE OF GENERAL MEETINGS

17. (1) An Annual General Meeting and any Special General Meeting of the Members shall be called by not less than twenty-one (21) Clear Days’ Notice.

(2) Notice of every General Meeting shall be given in any manner permitted by these Bye-Laws to all Members other than those who, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such Notice from the Company.

(3) Notwithstanding that a General Meeting of the Company is called by shorter Notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

(a)	in the case of a meeting called as an Annual General Meeting, by all the Members entitled to attend and vote thereat;

(b)	in the case of any other General Meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares giving that right.

(4) At any Annual or Special General Meeting of the Members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an Annual or Special General Meeting, business must be specified in the Notice of meeting (or any supplement thereto) given by or at the direction of the Board, otherwise properly brought before the meeting by or at the direction of the Board, or otherwise properly brought before the meeting by a Member. In addition to any other applicable requirements, for business to be properly brought before an Annual or Special General Meeting by a Member, the Member must have given timely Notice thereof in writing to the Secretary of the Company. To be timely, a Member’s Notice must be delivered to or mailed and received at the Registration Office of the Company, not less than sixty (60) days prior to such meeting. A Member’s Notice to the Secretary shall set forth as to each matter the Member proposes to bring before the meeting and any material interest of the Member in such business (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the Member proposing such business, (iii) a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination, (iv) the class and number of shares of the Company which are beneficially owned by the Member, and (v) any material interest of the Member in such business; provided, however, that Members may only give Notice to the Secretary of matters to be brought before an Annual or Special General Meeting for the purposes of this Bye-Law that are matters that are suitable and appropriate for submission to General Meetings of the Members of a publicly-quoted company as determined by the Board.

(5) Notwithstanding anything in the Bye-Laws to the contrary, no business shall be conducted at an Annual or Special General Meeting except in accordance with the procedures set forth in this Bye-Law; provided, however, that nothing in this Bye-Law shall be deemed to preclude discussion by any Member of any business properly brought before the Annual or Special General Meeting in accordance with the procedures herein detailed.

(6) The Chairman of an Annual or Special General Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Bye-Law, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(7) Any nomination or nominations of Persons for election to the Board of the Company made in accordance with the provisions of these Bye-Laws shall be deemed for the purposes of this Bye-Law to constitute business properly brought before an Annual or Special General Meeting, as the case may be.

(8) The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any Person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting.

PROCEEDINGS AT GENERAL MEETINGS

18. (1) No business shall be transacted at any General Meeting unless it shall have been properly brought before the Annual or Special General Meeting in accordance with these Bye-Laws and a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a Chairman which shall not be treated as part of the business of the meeting. Except as provided to the contrary in these Bye-Laws, Members representing a majority of the outstanding shares carrying the right to vote in the Company, represented in person or by proxy, shall constitute a quorum for all purposes. In calculating the amount of voting shares represented in person or by proxy to determine whether or not a quorum is present for purposes of this Bye-Law, the inspectors appointed in accordance with Bye-Law 19 hereof, shall calculate the number of votes represented in person or by proxy in accordance with the provisions of Bye-Law 20 hereof.

(2) If within five (5) minutes (or such longer time as the Chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Members, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the Chairman of the meeting may determine and at such adjourned meeting two Members present in person (whatever the number of shares held by them) shall be a quorum. The Company shall give not less than seven (7) days’ Notice of any meeting adjourned through want of a quorum and such Notice shall state that two Members present in person (whatever the number of shares held by them) shall be a quorum.

(3) Each Director shall be entitled to attend and speak at any General Meeting of the Company.

(4) The Chairman of the Board shall preside as Chairman at every General Meeting. In his absence, the following shall preside in the order stated: the Deputy Chairman, any other Director appointed by the Board, the President, any Executive Vice President or any other Officer of the Company. If none of the foregoing is present within five (5) minutes after the time appointed for holding the meeting, or if none of them is willing to act as Chairman, the Directors present shall choose one of their number to act or if one Director only is present he shall preside as Chairman if willing to act. If no Director is present or if each of the Directors present declines to take the chair, the Persons present and entitled to vote shall elect one of their number to be Chairman.

(5) The Chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three (3) months or more, Notice of the adjourned meeting shall be given as in the case of an original meeting.

(6) Except as provided to the contrary in these Bye-Laws, it shall not be necessary to give any Notice of an adjournment or of the business to be transacted at an adjourned meeting.

INSPECTORS

19. The Board may, in advance of any meeting of Members, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the Chairman of the meeting may and on the request of any Member entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Members. On the request of the Chairman of the meeting or any Member entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No Director or candidate for the office of Director shall act as inspector. Inspectors need not be Members.

VOTING AT GENERAL MEETINGS

20. (1) Subject to the provisions of Bye-Law 20 below, and subject to any rights and restrictions for the time being attached to any class or classes or series of shares, every Member shall have one vote for each share carrying the right to vote on the matter in question of which he is the holder. Notwithstanding any other provisions of these Bye-Laws, all determinations in these Bye-Laws that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members’ shares as determined pursuant to Bye-Law 20.

(2) Adjustment of Voting Power

(a)	The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Member. The Board shall implement the foregoing in the manner provided herein, provided however, that the foregoing provision and the remainder of this Bye-Law 20 (2) shall not apply in the event that one Member owns greater than 75% of the voting power of the issued shares of the Company determined without applying the voting power adjustments or eliminations under Bye-Law 20.

(b)	The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps necessary to ascertain, including those specified in Bye-Law 20 (6), through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Member.

(c)	In the event that a Tentative 9.5% U.S. Member exists, the aggregate votes conferred by shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Member shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Member will constitute less than 9.5% of the voting power of all issued and outstanding shares. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Member, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, provided that, in the event of a tie, the reduction shall apply pro rata to such Members. The votes of Members owning no shares treated as Controlled Shares of any Tentative 9.5% U.S. Member shall, in the aggregate, be increased by the same number of votes subject to reduction as described above provided however that no shares shall be conferred votes to the extent that doing so will cause any person to be treated as a 9.5% U.S. Member. Such increase shall be apportioned to all such Members in proportion to their voting power at that time, provided that such increase shall be limited to the extent necessary to avoid causing any person to be a 9.5% U.S. Member. The adjustments of voting power described in this Bye-Law shall apply repeatedly until there is no 9.5% U.S. Member. The Board of Directors may deviate from any of the principles described in this Bye-Law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Member or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-Law 20, a share may carry a fraction of a vote.

(3) Other Adjustments of Voting Power

In addition to the provisions of Bye-Law 20 (2), any shares shall not carry any right to vote to the extent that the Board of Directors determines that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other direct or indirect holder of shares or its affiliates, provided that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Member.

(4) Notice

Prior to the meeting on which Members shall vote on any matter (or prior to any vote in the case of notification to Members specified in item (3) of this Bye-Law), the Board may, in its sole discretion, (i) retain the services of an internationally recognized accounting firm or organization with comparable professional capabilities in order to assist the Company in applying the principles of Bye-Laws 20 (2) and 20 (3) and (ii) obtain from such firm or organization a statement describing the information obtained and procedures followed and setting forth the determinations made with respect to Bye-Laws 20 (2) and 20 (3), and (iii) notify in writing or orally each Member of the voting power conferred by its shares determined in accordance with Bye-Laws 20 (2) and 20 (3). For the avoidance of doubt, any failure by the Board to take any of the actions described in this Bye-Law 20 (4) shall not invalidate any votes cast or the proceedings at the meeting.

(5) Board Determination Binding

Any determination by the Board as to any adjustments or eliminations of voting power of any shares made pursuant to Bye-Law 20 shall be final and binding and any vote taken based on such determination shall not be capable of being challenged solely on the basis of such determination.

(6) Requirement to Provide Information and Notice

(a)	The Board shall have the authority to request from any direct or indirect holder of shares, and such holder of shares shall provide, such information as the Board may reasonably request for the purpose of determining whether any holder’s voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may determine in its sole discretion that such holder’s shares shall carry no voting rights in which case such holder shall not exercise any voting rights in respect of such shares until otherwise determined by the Board.

(b)	Any direct or indirect holder of shares shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is the direct or indirect holder of Controlled Shares of 9.5% or more of the voting power of all issued shares of the Company (without giving effect to voting power adjustments or eliminations under Bye-Law 20).

(c)	Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under Bye-Law 20 (6) (a) or from such Member’s failure to give notice under Bye-Law 20 (6) (b).

(d)	Any information provided by any Member to the Company pursuant to this Bye-Law 20 (6) or for purposes of making the analysis required by Bye-Laws 20 (2) and 20 (3), shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by such Bye-Law (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the U.S. Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-Law or (iii) as otherwise required by applicable law or regulation.

For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of all Members after application of Bye-Law 20. At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

(7) Subject to these Bye-Laws and to the Act, any matter submitted to the Members at a General Meeting for approval shall be approved by an Ordinary Resolution of the Members provided, however, that any matter submitted to the Members at a General Meeting for approval which relates to the amalgamation, merger or consolidation of the Company with another company or the sale, lease or exchange of all or substantially all of the assets of the Company shall be approved by at least a majority of the voting power of the then outstanding shares entitled to vote on such matter.

(8) A resolution put to the vote of a meeting shall be decided on a show of hands (and every Member present in person and every person holding a valid proxy at such meeting shall be entitled to, for each voting share of which such person is the holder or for which such person holds a proxy, the number of votes determined pursuant to Bye-Law 20 and shall cast such vote by raising his or her hand) unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a vote) a vote is demanded by:

(a)	the Chairman of such meeting; or

(b)	at least three (3) Members present in person or, in the case of a Member being a corporation, by its duly authorized representative, or by proxy, for the time being entitled to vote at the meeting; or

(c)	a Member or Members present in person or, in the case of a Member being a corporation by its duly authorized representative or, by proxy, and representing not less than one-tenth (1/10) of the total voting rights of all Members having the right to vote at the meeting; or

(d)	a Member or Members present in person or, in the case of a Member being a corporation by its duly authorized representative, or by proxy, and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth (1/10) of the total sum paid up on all shares conferring that right.

A demand by a Person as proxy for a Member, or in the case of a Member being a corporation by its duly authorized representative, shall be deemed to be the same as a demand by a Member.

(9) Unless a vote is duly demanded and the demand is not withdrawn, a declaration by the Chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

(10) If a vote is duly demanded, the result of the vote shall be deemed to be the resolution of the meeting at which the vote was demanded. There shall be no requirement for the Chairman to disclose the voting figures on a vote.

(11) A vote demanded on the election of a Chairman, or on a question of adjournment, shall be taken forthwith. A vote demanded on any other question shall be taken in such manner (including the use of ballot or voting papers) and either forthwith or at such time (being not later than thirty (30) days after the date of the demand) and place as the Chairman directs. It shall not be necessary (unless the Chairman otherwise directs) for Notice to be given of a vote not taken immediately.

(12) The demand for a vote shall not prevent the continuance of a meeting or the transaction of any business other than the question on which the vote has been demanded, and, with the consent of the Chairman, it may be withdrawn at any time before the close of the meeting or the taking of the vote, whichever is the earlier.

(13) Where a vote is taken, votes may be given either personally or by proxy and every person present at such meeting shall have for each voting share of which such person is the holder or for which such person holds a proxy, the number of votes determined pursuant to Bye-Law 20.

(14) A Person entitled to more than one vote on a vote need not use all his votes or cast all the votes he uses in the same way. Notwithstanding the preceding sentence, nothing herein is intended to allow for cumulative voting in the election of Directors and cumulative voting in the election of Directors is expressly prohibited.

(15) In the case of an equality of votes, whether on a show of hands or on a vote, the Chairman of such meeting shall be entitled to a second or casting vote in addition to any other vote he may have.

(16) Where there are joint holders of any share any one of such joint holders may vote, either in person or by proxy, in respect of such share as if he were solely entitled thereto, but if more than one of such joint holders be present at any meeting the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Bye-Law be deemed joint holders thereof.

(17) A Member who is a patient for any purpose relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of Persons incapable of managing their own affairs may vote, whether on a show of hands or on a vote, by his receiver, committee, curator bonis or other Person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other Person may vote by proxy, and may otherwise act and be treated as if he were the registered holder of such shares for the purposes of General Meetings, provided that such evidence as the Board may require of the authority of the Person claiming to vote shall have been deposited at the Office, Registration Office or such other place as the Board may designate, as appropriate, not less than forty-eight (48) hours before the time appointed for holding the meeting, or adjourned meeting or vote, as the case may be.

(18) Any Person entitled under these Bye-Laws to be registered as the holder of any shares may vote at any General Meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that at least forty-eight (48) hours before the time of the holding of the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his entitlement to such shares, or the Board shall have previously admitted his right to vote at such meeting in respect thereof.

(19) No Member shall, unless the Board otherwise determines, be entitled to attend and vote and to be counted in a quorum at any General Meeting unless he is duly registered and all calls or other sums presently payable by him in respect of shares in the Company have been paid.

(20) If: (a) any objection shall be raised to the qualification of any voter; or (b) any votes have been counted which ought not to have been counted or which might have been rejected; or (c) any votes are not counted which ought to have been counted; the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the Chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the Chairman decides that the same may have affected the decision of the meeting. The decision of the Chairman on such matters shall be final and conclusive.

(21) Notwithstanding section 77A of the Act anything which may be done by resolution of the Members in a general meeting shall not be done by resolution in writing.

CERTAIN SUBSIDIARIES

20A. (1) Voting of Subsidiary Shares. Notwithstanding any other provision of these Bye-Laws to the contrary, if the Company is required or entitled to vote at a general meeting of any direct non-U.S. subsidiary of the Company, the Board shall refer the subject matter of the vote to the Members of the Company on a poll (subject to Bye-Law 20) and seek authority from the Members for the Company’s corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary. The Board shall cause the Company’s corporate representative or proxy to vote the Company’s shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary. The Board shall have authority to resolve any ambiguity.

(2) Bye-Law or Articles of Association of Certain Subsidiaries. The Board in its discretion shall require that the Bye-Law or Articles of Association or similar organizational documents of each subsidiary of the Company, organized under the laws of a jurisdiction outside the United States of America, other than any non-U.S. subsidiary that is a direct or indirect subsidiary of a U.S. Person, shall contain provisions substantially similar to Bye-Law 23 and 24. The Company shall enter into agreements, as and when determined by the Board, with each such subsidiary, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-Law.

PROXIES AND CORPORATE REPRESENTATION

21. (1) Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another Person as his proxy to attend and vote instead of him. A Member may appoint a proxy in respect of part only of his holding of shares in the Company. A proxy need not be a Member of the Company.

(2) The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other Person authorized to sign the same. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorized to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

(3) The instrument appointing a proxy and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a certified copy of such power or authority, shall be delivered to such place or one of such places (if any) as may be specified for that purpose in or by way of Notice to or in any document accompanying the Notice convening the meeting (or, if no place is so specified at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the Person named in the instrument proposes to vote or, in the case of a vote taken subsequently to the date of a meeting or adjourned meeting, not less than twenty-four (24) hours before the time appointed for the taking of the vote, and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of one (1) year from the date named in it as the date of its execution, except at an adjourned meeting or on a vote demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within one (1) year from such date. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.

(4) Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may send out with the Notice of any meeting, forms of instrument of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a vote and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy may determine. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5) A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office or the Registration Office (or such other place as may be specified for the delivery of instruments of proxy in the Notice convening the meeting or other document sent therewith) at least two (2) hours before the commencement of the meeting or adjourned meeting, or the taking of the vote, at which the instrument of proxy is used.

(6) Anything which under these Bye-Laws a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Bye-Laws relating to proxies and instruments appointing proxies shall apply, as the case may be, in relation to any such attorney and the instrument under which such attorney is appointed.

(7) Any corporation which is a Member may by any authorized officer authorize such Person as it may determine to act as its representative at any meeting of the Company or any class of Members. The Person so authorized shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual Member and such corporation shall for the purposes of these Bye-Laws be deemed to be present in person at any such meeting if a Person so authorized is present thereat. Any reference in these Bye-Laws to a duly authorized representative of a Member being a corporation shall mean a representative authorized under the provisions of this Bye-Law.

(8) If a clearing house is a Member, it may authorize such Person or Persons as it determines to act as its representative or representatives at any meeting of the Company or at any meeting of any class of Members provided that, if more than one Person is so authorized, the authorization shall specify the number and class of shares in respect of which each such Person is so authorized. A Person so authorized under the provisions of this Bye-Law shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member. For the purposes of this Bye-Law, “clearing house” means any clearing house or other similar body recognized by the laws of the jurisdiction in which the shares of the Company are listed or quoted on a Designated Stock Exchange.

NOMINATION AND REMOVAL OF DIRECTORS

22. (1) The number of Directors which shall constitute the whole Board of Directors of the Company shall be such number (not less than three (3) or more than thirteen (13)) as the Company may by Ordinary Resolution determine. The Board shall be divided into three classes, Class I, Class II and Class III. The number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three and if a fraction is also contained in such quotient, then if such fraction is one-third (1/3) the extra Director shall be a member of Class III and if the fraction is two-thirds (2/3) one of the Directors shall be member of Class III and the other shall be a member of Class II. Each Director shall serve for a term ending on the third Annual General Meeting following the annual meeting at which such Director was elected; provided however, that the initial term of each Class and the classes to which the first slate of Directors elected hereunder belong, shall be determined by the Ordinary Resolution at the time of such initial election. The foregoing notwithstanding, each Director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

(2) For the purpose of the preceding paragraph, reference to the first election of Directors is to the election at the 1999 Annual General Meeting of the Company. At each annual election held thereafter, the Directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the Directors they succeed. If for any reason the number of Directors in the various classes shall not conform with the formula set forth in the preceding paragraph, the Board may redesignate any Director to a different class in order that the balance of Directors in such classes shall conform thereto.

(3) A Director need not be a Member.

(4) Only Persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of Persons for election to the Board of the Company may be made at a meeting of Members called for the election of directors, or at the discretion of the Board, by any nominating committee or Person appointed by the Board, by any Member of the Company entitled to vote for the election of Director at the meeting who complies with the Notice procedures set forth in this Bye-Law. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely Notice to the Secretary of the Company. To be timely, a Member’s Notice shall be delivered to or mailed and received at the Office of the Company not less than sixty (60) days prior to such meeting. Such Member’s Notice to the Secretary shall set forth (a) as to each Person whom the Member proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the Person, (ii) the principal occupation or employment of the Person, (iii) the class and number of shares of Common Shares of the Company which are beneficially owned by the Person, (iv) any other information relating to the Person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Schedule 14A of the Exchange Act, and (v) the consent of each nominee to serve as a Director, if so elected; and (b) as to the Member giving the Notice (i) the name and record address of the Member and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the Member. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. No Persons shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth herein.

(5) The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

(6) The Directors shall (subject to any resolution of the Members to the contrary) have the power from time to time and at any time to appoint any Person as a Director to fill a casual vacancy on the Board, provided, however, that the number of Directors so appointed shall not exceed any maximum number determined from time to time by the Members in a General Meeting. Any Director so appointed by the Board shall hold office until the next election of the class for which such director shall have been chosen and shall then be eligible for re-election at that meeting.

(7) Neither a Director nor an Alternate Director, as the case may be, shall be required to hold any shares of the Company by way of qualification and a Director or an Alternate Director (as the case may be) who is not a Member shall be entitled to receive Notice of and to attend and speak at any General Meeting of the Company and of all classes of shares of the Company.

(8) Notwithstanding anything to the contrary in these Bye-Laws, the Members may remove a Director, with or without cause, at any time prior to the expiration of such Director’s period of office or in any agreement between the Company and such Director (but without prejudice to any claim for damages under any such agreement) at a General Meeting convened and held in accordance with these Bye-Laws at which a majority of the holders of shares entitled to vote thereon vote in favor of such action provided that the Notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director fourteen (14) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for his removal.

(9) A vacancy on the Board created by the removal of a Director under paragraph (8) of this Bye-Law may be filled by the election or appointment by the Members at the meeting at which such

Director is removed to hold office until the next election of the class for which such director shall have been chosen, but subject to any resolution of the Members to the contrary, the Board may fill any vacancy in the number left unfilled.

(10) A retiring Director shall be eligible for re-election.

(11) The office of a Director shall be vacated if the Director:

(a)	resigns his office by Notice delivered to the Company at the Office or tendered at a meeting of the Board whereupon the Board resolves to accept such resignation; or

(b)	becomes of unsound mind (as determined by the Board in its sole discretion) or dies; or

(c)	without special leave of absence from the Board, is absent from meetings of the Board for six consecutive meetings, and the Board resolves that his office be vacated; or

(d)	becomes bankrupt or has a receiving order made against him or suspends payment or comprises with his creditors; or

(e)	is prohibited by law from being a Director; or

(f)	ceases to be a Director by virtue of any provision of the Act or is removed from office pursuant to this Bye-Law.

ALTERNATE DIRECTORS

23. (1) Any Director may at any time by Notice delivered to the Office or at a meeting of the Directors appoint any Person to be his alternate Director (an “Alternate Director”). Any Person so appointed shall have all the rights and powers of the Director or Directors for whom such Person is appointed in the alternative provided that such Person shall not be counted more than once in determining whether or not a quorum is present. An Alternate Director may be removed at any time by the Director who appointed him and, subject thereto, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. Any appointment or removal of an Alternate Director shall be effected by Notice signed by the appointor and delivered to the Office or tendered at a meeting of the Board. An Alternate Director may also be a Director in his own right and may act as alternate to more than one other Director. An Alternate Director shall, if his appointor so requests, be entitled to receive Notices of meetings of the Board or of committees of the Board to the same extent as, but in lieu of, the Director appointing him and shall be entitled to such extent to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Bye-Laws shall apply as if he were a Director save that as an alternate for more than one Director his voting rights shall be cumulative.

(2) An Alternate Director shall only be a Director for the purposes of the Act and shall only be subject to the provisions of the Act insofar as they relate to the duties and obligations of a Director when performing the functions of the Director for whom he is appointed in the alternative and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for the Director appointing him. An Alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified by the Company to the same extent, as the case may be, as if he were a Director but he shall not be entitled to receive from the Company any fee in his capacity as an Alternate Director except only such part, if any, of the remuneration otherwise payable to his appointor as such appointor may by Notice to the Company from time to time direct.

(3) Every Person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). If his appointor is for the time being unavailable or unable to act, the signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board of which his appointor is a member shall, unless the Notice of his appointment provides to the contrary, be as effective as the signature of his appointor.

(4) An Alternate Director shall ipso facto cease to be an Alternate Director if his appointor ceases for any reason to be a Director, however, such Alternate Director or any other Person may be re-appointed by the Directors to serve as an Alternate Director provided always that, if at any meeting any Director retires but is re-elected at the same meeting, any appointment of such Alternate Director pursuant to these Bye-Laws which was in force immediately before his retirement shall remain in force as though he had not retired.

DIRECTORS’ COMPENSATION

24. The amount, if any, of Directors’ fees, retainers, awards of shares and options, or other remuneration shall from time to time be determined by the Board. In addition, each Director shall be paid his reasonable traveling, hotel and incidental expenses in attending and returning from meetings of the Board or committees appointed by the Board, or any Annual General Meeting or Special General Meeting of the Members, and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director. Any question as to the reasonableness of expenses as provided herein shall be a matter to be determined by the Board. Any Director who by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS’ AND OFFICERS’ INTERESTS

25. (1) A Director may:

(a)	hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and, subject to the relevant provisions of the Act, upon such terms as the Board may determine. Any remuneration (whether by way of salary or otherwise) paid to any Director in respect of any such other office or place of profit shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law;

(b)	act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm may be remunerated for professional services as if he were not a Director;

(c)	continue to be or become a director, manager or other officer or member of any other Person whether or not promoted by the Company or in which the Company may be interested as a vendor, shareholder or otherwise and (unless otherwise agreed) no such Director shall be accountable for any remuneration or other benefits received by him as a director, manager or other officer or member of or from his interests in any such other Person.

Notwithstanding anything contained in these Bye-Laws to the contrary, any Director may exercise or cause to be exercised the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by him as director of such other company in such manner in all respects as he may determine (including the exercise thereof in favor of any resolution appointing himself as a director, manager or other officer of such company, or voting or providing for the payment of remuneration to the director, managing director, joint managing director, deputy managing director, executive director, manager or other officers of such other company) and any Director may vote in favor of the exercise of such voting rights in the manner aforesaid notwithstanding that he may be, or about to be, appointed a director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in the manner aforesaid.

(2) Subject to the Act and to these Bye-Laws, no Director or Officer or proposed Director or Officer shall be disqualified by his office from contracting with the Company or any Subsidiary, either with regard to his tenure of any office or place of profit or as vendor, purchaser or in any other manner whatever, nor shall any such contract or any other contract or arrangement in which any Director or Officer is in any way interested be liable to be avoided, nor shall any Director or Officer so contracting or being so interested be liable to account to the Company or the Members for any remuneration, profit or other benefits realized by any such contract or arrangement by reason of such Director or Officer holding that office or of the fiduciary relationship thereby established, provided that such Director or Officer shall disclose the nature of his interest in any contract or arrangement in which he is interested in accordance with these Bye-Laws.

(3) A Director or Officer who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the first opportunity at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested.

(4) For the purposes of the preceding paragraph, a Director shall furnish Notice to the Board to the effect that: (a) he is a member or officer of a specified company or firm and is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with that company or firm; or (b) he is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with a specified Person who is connected with him; and such Notice shall be deemed to be a sufficient declaration of interest under these Bye-Laws in relation to any such contract or arrangement, provided that no such Notice shall be effective unless either it is given at a meeting of the Board or the Director or Officer takes reasonable steps to secure that it is brought up and read at the next Board meeting after it is given.

GENERAL POWERS OF THE BOARD OF DIRECTORS

26. (1) The business of the Company shall be managed and conducted by the Board, which may exercise all powers of the Company (whether relating to the management of the business of the Company or otherwise) which are not by the Act or by these Bye-Laws required to be exercised by the Members. No regulations made by the Company in a General Meeting shall invalidate any prior act of the Board which would have been valid if such regulations had not been made. The general powers given by this Bye-Law shall not be limited or restricted by any special authority or power given to the Board by any other Bye-Law.

(2) Any Person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any Officer acting on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to applicable law, be binding on the Company; provided, however, that no such contract or agreement or deed, document or instrument may be executed on the Company’s behalf within the United States unless specifically authorized by resolution of the Board.

(3) Without prejudice to the general powers conferred by these Bye-Laws it is hereby expressly declared that the Board shall have the following powers, namely:

(a)	to give to any Person (including, without limitation, any Director, Officer, or employee) the right or option of requiring at a future date that an allotment shall be made to him of any share at par or at such premium as may be agreed; and

(b)	to give to any Director, Officer or employee of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration.

(4) The Board may by power of attorney appoint in writing any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may determine, and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may determine, and may also authorize any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney or attorneys may, if so authorized in writing, execute any, instrument or other documents with the same effect as the execution of the Company.

PROCEEDINGS OF THE BOARD OF DIRECTORS

27. (1) The Board may meet for the conduct of business, adjourn and otherwise regulate its meetings as it considers appropriate. Actions to be taken at any meeting shall be determined by a majority of votes cast, provided a quorum is present.

(2) A meeting of the Board may be convened by the Secretary on request of the President or by any two (2) Directors, provided that no business shall be transacted at a Board meeting unless not less than seven (7) Clear Days’ Notice of the meeting shall be given to each Director with reasonable details of the business to be transacted and provided further that any Director may by Notice to the Company agree that no Notice needs, or any shorter Notice specified in a Notice may, be given to him. The Secretary shall convene a meeting of the Board, of which Notice may be given in writing or by telephone or in such other manner as the Board may from time to time determine, whenever he shall be required so hereunder. Any Director may waive Notice of any meeting either prospectively or retrospectively.

(3) The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be a majority of the Directors. An Alternate Director shall be counted in a quorum in the case of the absence of a Director for whom he is the alternate provided that he shall not be counted more than once for the purpose of determining whether or not a quorum is present.

(4) Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all Persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a Meeting as if those participating were present in person.

(5) Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of such Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

(6) The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in the Board but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Bye-Laws, the continuing Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-Laws as the quorum or that there is only one continuing Director, may act for the purpose of filling vacancies in the Board or of summoning General Meetings of the Company but not for any other purpose.

(7) The Board may elect a Chairman and a Deputy Chairman of its meetings and determine the period for which they are respectively to hold such office. If no Chairman or Deputy Chairman is elected, or if at any meeting neither the Chairman nor any Deputy Chairman is present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Acting Chairman of the meeting.

(8) A meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

(9) The Board may delegate any of its powers, authorities and discretions to committees (including, but not limited to, an Executive Committee, an Audit Committee, a Nominating Committee, a Human Resources Committee, and an Investment Committee), consisting of Directors or Officers or other persons as it may determine, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to Persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board.

(10) All acts done by any such committee in conformity with such regulations, and in fulfillment of the purposes for which it was appointed, but not otherwise, shall have like force and effect as if done by the Board, and the Board shall have power to remunerate the members of any such committee, and charge such remuneration to the current expenses of the Company.

(11) The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board under the preceding paragraph.

(12) A resolution in writing signed by all the Directors (provided that such number is sufficient to constitute a quorum and further provided that a copy of such resolution has been given or the contents thereof communicated to all the Directors for the time being entitled to receive Notices of Board meetings in the same manner as Notices of meetings are required to be given by these Bye-Laws) shall be as valid and effectual as if a resolution had been passed at a meeting of the Board duly convened and held provided that (i) any such resolution shall be valid only if the Board determines necessary the signature of the last Director to sign is affixed outside the United States, and (ii) the Board may declare such resolution to be invalid if the Board determines that the use of a resolution in writing would result in a non-de minimis adverse tax, regulatory or legal consequence to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its affiliates. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors and for this purpose a facsimile signature of a Director shall be treated as valid.

(13) All acts bona fide done by the Board or by any committee or by any Person acting as a Director or member of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member or the Board or such committee or Person acting as aforesaid or that they or any of them were disqualified or had vacated office, be as valid as if every such Person had been duly appointed and was qualified and had continued to be a Director or member of such committee.

OFFICERS

28. (1) The Officers of the Company who may or may not be Directors may be appointed by the Board from time to time, all of whom shall be deemed to be Officers for the purposes of the Act and these Bye-Laws.

(2) The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board or another Officer from time to time.

(3) The authority of any Officer of the Company so long as such Officer shall be physically present in the United States, shall be limited to maintaining an oversight and review of and providing recommendations and information to the Board, but not to any third party, regarding the affairs of the Company pertaining to any of its Subsidiaries incorporated in the United States and otherwise to enable the Company to fulfill its role as the holder of shares of such Subsidiaries. Such Officer while physically present in the United States shall have no authority (i) to negotiate or conclude contracts in the name of the Company (or any of its Subsidiaries not incorporated in the United States) or otherwise bind the Company (or any of its Subsidiaries not incorporated in the United States), or (ii) to conduct or manage any activities of the Company (or any of its Subsidiaries not incorporated in the United States), or (iii) to act in any way which might result in the Company (or any of its Subsidiaries not incorporated in the United States) being considered to be engaged in a trade or business in the United States within the meaning of the Code. Any purported action or contract done or made by such Officer or any other duly appointed Officer of the Company in violation of the provisions hereof shall be null and void ab initio and the Company or any of its Subsidiaries shall in no way be bound or affected by any such action or contract done or made in violation hereof.

(4) The Directors shall, as soon as may be after each appointment or election of Directors, elect the Officers of the Company, and a Chairman and a Deputy Chairman of the Board of Directors.

(5) The Officers shall receive such remuneration as the Directors may from time to time determine.

(6) The Company may in accordance with the Act appoint a resident representative ordinarily resident in Bermuda and the resident representative shall maintain an office in Bermuda and comply with the provisions of the Act. The Company shall provide the resident representative with such documents and information as the resident representative may require in order to be able to comply with the provisions of the Act. The resident representative shall be entitled to have Notice of, attend and be heard at all meetings of the Board or meetings of the Members.

(7) The Secretary, or an Assistant Secretary, shall attend all meetings of the Members and of the Board (and its committees) and shall keep correct minutes of such meetings and enter the same in the proper books provided for the purpose. The Secretary shall perform such other duties as are prescribed by the Act or these Bye-Laws or as may be prescribed by the Board.

(8) The Chairman or the Deputy Chairman of the Board of Directors, as the case may be, shall act as chairman at all meetings of the Members and of the Directors at which he is present. In the absence of both the Chairman and the Deputy Chairman, a chairman shall be appointed or elected by those present at the meeting.

(9) The Officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors or another Officer from time to time.

(10) Any provision of the Act or of these Bye-Laws requiring or authorizing a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same Person acting both as Director and as or in place of the Secretary.

REGISTER OF DIRECTORS AND OFFICERS

29. (1) The Board shall cause to be kept in one or more books at its Office a Register of Directors and Officers and shall enter therein the particulars required by the Act.

(2) The Register of Directors and Officers shall be open to inspection at the Office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two (2) hours in each business day be allowed for inspection.

MINUTES

30. The Board shall cause Minutes to be duly entered in books provided for the purpose: (i) of all elections and appointments of Officers; (ii) of the names of the Directors present at each meeting of the Directors and of any committee appointed by the Board; and (iii) of all resolutions and proceedings of each General Meeting of the Members, meetings of the Board and meetings of committees of the Board.

SEAL

31. (1) The Board may authorise the production of a Seal and one or more duplicate seals, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.

(2) Any document required to be under seal or executed as a deed on behalf of the Company may be:

(a)	executed under Seal; or

(b)	signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

(3) The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of:

(a)	a Director;

(b)	the Secretary; or

(c)	any one person authorised by the Board for that purpose.

DESTRUCTION OF DOCUMENTS

32. The Company shall be entitled to destroy the following documents at the following times:

(a)	any share certificate which has been canceled at any time after the expiration of one (1) year from the date of such cancellation;

(b)	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiration of two (2) years from the date such mandate, variation, cancellation or notification was recorded by the Company;

(c)	any instrument of transfer of shares which has been registered at any time after the expiration of seven (7) years from the date of registration;

(d)	any allotment letters after the expiration of seven (7) years from the date of issue thereof; and

(e)	copies of powers of attorney, grants of probate and letters of administration at any time after the expiration of seven (7) years after the account to which the relevant power of attorney, grant of probate or letters of administration related has been closed;

and it shall conclusively be presumed in favor of the Company that every entry in the Register purporting to be made on the basis of any such documents so destroyed was duly and properly made and every share certificate so destroyed was a valid certificate duly and properly canceled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company; provided, however, that: (1) the foregoing provisions of this Bye-Law shall apply only to the destruction of a document in good faith and without Notice to the Company that the preservation of such document was relevant to a claim; (2) nothing contained in this Bye-Law shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (1) above are not fulfilled; and (3) references in this Bye-Law to the destruction of any document include references to its disposal in any manner.

DIVIDENDS AND OTHER DISTRIBUTIONS

33. (1) Subject to the Act, the Board may from time to time declare dividends in any currency or property to be paid to the Members. The Board may also make a distribution to the Members out of any contributed surplus (as ascertained in accordance with the Act).

(2) No dividend shall be paid or other distribution made out of contributed surplus if to do so would render the Company unable to pay its liabilities as they become due or the realizable value of its assets would thereby become less than the aggregate of its liabilities and its issued share capital and share premium accounts.

(3) Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:

(a)	all dividends shall be declared and paid according to the amounts paid; and

(b)	all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

(4) The Board may from time to time pay to the Members such interim dividends as appear to the Board to be justified by the profits of the Company and in particular (but without prejudice to the generality of the foregoing) if at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the Company which confer on the holders thereof deferred or non-preferential rights as well as in respect of those shares which confer on the holders thereof preferential rights with regard to dividends and provided that the Board acts bona fide the Board shall not incur any responsibility to the holders of shares conferring any preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferential rights and may also pay any fixed dividend which is payable on any shares of the Company quarterly or on any other dates, whenever such profits, in the opinion of the Board, justifies such payment.

(5) The Board may deduct from any dividend or other monies payable to a Member by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise.

(6) No dividend or other monies payable by the Company on or in respect of any share shall bear interest against the Company.

(7) Any dividend, interest or other sum payable in cash to the holder of shares may be paid by check or warrant sent through the mail addressed to the holder at his registered address or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his address as appearing in the Register or addressed to such Person and at such address as the holder or joint holders may in writing direct. Every such check or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such shares, and shall be sent at his or their risk and payment of the check or warrant by the bank on which it is drawn shall constitute a good discharge to the Company notwithstanding that it may subsequently appear that the same has been stolen or that any endorsement thereon has been forged. Any one of two or more joint holders may give effectual receipts for any dividends or other monies payable or property distributable in respect of the shares held by such joint holders.

(8) All dividends or bonuses unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend or bonuses unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

(9) Whenever the Board has resolved that a dividend be declared or paid, the Board may further resolve that such dividend be satisfied wholly or in part by the distribution of specific assets of any kind and in particular of paid up shares, debentures or warrants to subscribe securities of the Company or any other company, or in any one or more of such ways, and where any difficulty arises in regard to the distribution the Board may settle the same as it thinks expedient, and in particular may issue certificates in respect of fractions of shares, disregard fractional entitlements or round the same up or down, and may fix the value for distribution of such specific assets, or any part thereof, and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Board and may appoint any Person to sign any requisite instruments of transfer and other documents on behalf of the Persons entitled to the dividend, and such appointment shall be effective and binding on the Members. The Board may resolve that no such assets shall be made available to Members with registered addresses in any particular territory or territories where, in the absence of a registration statement or other special formalities, such distribution of assets would or might, in the opinion of the Board, be unlawful or impracticable and in such event the only entitlement of the Members aforesaid shall be to receive cash payments as aforesaid. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

(10) Whenever the Board has resolved that a dividend be declared or paid on any class of the share capital of the Company, the Board may further resolve either:

(a)	that such dividend be satisfied wholly or in part in the form of an allotment of shares credited as fully paid up, provided that the shareholders entitled thereto will be entitled to elect to receive such dividend (or part thereof if the Board so determines) in cash in lieu of such allotment. In such case, the following provisions shall apply:

(i)	the basis of any such allotment shall be determined by the Board;

(ii)	the Board, after determining the basis of allotment, shall give not less than two (2) weeks’ Notice to the holders of the relevant shares of the right of election accorded to them, and shall send with such Notice, forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be delivered in order to be effective;

(iii)	the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

(iv)	the dividend (or that part of the dividend to be satisfied by the allotment of shares as aforesaid) shall not be payable in cash on shares in respect whereof the cash election has not been duly exercised (“the non-elected shares”) and in satisfaction thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the non-elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalize and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the non-elected shares on such basis; or

(b)	that the Members entitled to such dividend shall be entitled to elect to receive an allotment of shares credited as fully paid up in lieu of the whole or such part of the dividend as the Board may determine. In such case, the following provisions shall apply:

(i)	the basis of any such allotment shall be determined by the Board;

(ii)	the Board, after determining the basis of allotment, shall give not less than fourteen (14) days’ Notice to the holders of the relevant shares of the right of election accorded to them and shall send with such Notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be delivered in order to be effective;

(iii)	the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

(iv)	the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable in cash on shares in respect whereof the share election has been duly exercised (“the elected shares”) and in lieu thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalize and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the elected shares on such basis.

(11)

(a)    The shares allotted under paragraph (10) of this Bye-Law shall rank pari passu in all respects with shares of the same class (if any) then in issue save only as regards participation in the relevant dividend or in any other distributions, bonuses or rights paid, made, declared or announced prior to or contemporaneously with the payment or declaration of the relevant dividend unless, contemporaneously with the announcement by the Board of their proposal under paragraph (10) of this Bye-Law in relation to the relevant dividend or contemporaneously with their announcement of the distribution, bonus or rights in question, the Board shall specify that the shares to be allotted under paragraph (10) of this Bye-Law shall rank for participation in such distribution, bonus or rights.

(b)    The Board may do all acts and things considered necessary or expedient to give effect to any capitalization under paragraph (10) of this Bye-Law, with full power to the Board to make such provisions as it determines in the case of shares becoming distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are aggregated and sold and the net proceeds distributed to those entitled, or are disregarded or rounded up or down or whereby the benefit of fractional entitlements accrues to the Company rather than to the Members concerned). The Board may authorize any Person to enter into on behalf of all Members interested, an agreement with the Company providing for such capitalization and matters incidental thereto and any agreement made pursuant to such authority shall be effective and binding on all concerned.

(12) The Board may resolve in respect of any particular dividend of the Company that notwithstanding the provisions of paragraph (10) of this Bye-Law such dividend may be satisfied wholly in the form of an allotment of shares credited as fully paid up without offering any right to shareholders to elect to receive such dividend in cash in lieu of such allotment.

(13) The Board may on any occasion determine that rights of election and the allotment of shares under paragraph (10) of this Bye-Law shall not be made available or made to any Members with registered addresses in any territory where, in the absence of a registration statement or other special formalities, the circulation of an offer of such rights of election or the allotment of shares would or might, in the opinion of the Board, be unlawful or impracticable, and in such event the provisions aforesaid shall be read and construed subject to such determination. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

(14) Any resolution declaring a dividend on shares of any class may specify that the same shall be payable or distributable to the Persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable or distributable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares. The provisions of this Bye-Law shall, as the case may be, apply to bonuses, capitalization issues, distributions of realized capital profits or offers or grants made by the Company to the Members.

(15) Before declaring any dividend, the Board may set aside out of the profits of the Company such sums as it determines as reserves which shall, at the discretion of the Board, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time determine and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The Board may also, without placing the same to reserves, carry forward any profits which it may think prudent not to distribute.

CAPITALIZATION

34. (1) The Board may resolve to capitalize any part of the amount for the time being standing to the credit of any reserve account or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up (i) unissued shares, debentures or other obligations to be allotted or distributed fully paid pro rata to the Members or any class of Members or (ii) in full or partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or other distribution. In addition, the Board may, subject to the Act, resolve to capitalize any part of the amount for the time being standing to the credit of the Company’s share premium account by applying such sum in paying up unissued shares to be issued to the Members, or class of Members, as fully paid bonus shares.

(2) The Board may settle, as it considers appropriate, any difficulty arising in regard to any distribution under the preceding paragraph and in particular may issue certificates in respect of fractions of shares or authorize any Person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any Members in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any Person to sign on behalf of the Persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Members.

ACCOUNTING RECORDS

35. (1) The Board shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipts and expenditures take place, and of the property, assets, credits and liabilities of the Company and of all other matters required by the Act or necessary to give a true and fair view of the Company’s affairs and to explain its transactions.

(2) The accounting records shall be kept at the Office or, subject to the Act, at such other place or places as the Board decides outside of the United States and shall always be open to inspection by the Directors of the Company. No Member (other than a Director of the Company) shall have any right of inspecting any accounting record or book or document of the Company except as conferred by law or authorized by the Board or the Company in a General Meeting.

(3) Subject to the Act, a printed copy of the balance sheet and profit and loss account, including every document required by law to be annexed thereto, made up to the end of the applicable financial year and containing a summary of the assets and liabilities of the Company under convenient headings and a statement of income and expenditures, together with a copy of the Auditors’ report, shall be sent to each Person entitled thereto at least twenty-one (21) days before the date of the Annual General Meeting and laid before the Company at such meeting in accordance with the requirements of the Act provided that this Bye-Law shall not require a copy of those documents to be sent to any Person of whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

AUDIT

36. (1) Subject to the Act, at the Annual General Meeting or at a subsequent Special General Meeting in each year, the Members shall appoint an Auditor to audit the accounts of the Company and such Auditor shall hold office until the Members appoint another Auditor. Such Auditor may be a Member but no Director or Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

(2) Subject to the Act, a Person, other than a retiring Auditor, shall not be capable of being appointed Auditor at an Annual General Meeting unless Notice of an intention to nominate that Person to the office of Auditor has been given not less than fourteen (14) days before the Annual General Meeting and furthermore, the Company shall send a copy of any such Notice to the retiring Auditor.

(3) The Members, by a resolution passed by at least two-thirds of the votes cast at a General Meeting of which notice specifying the intention to pass such resolution was given, may remove the Auditor at any time before the expiration of his term of office and shall by Ordinary Resolution at that meeting appoint another Auditor in his stead for the remainder of his term, provided that, not less than twenty-one (21) days before the date of the meeting, notice in writing of the proposed resolution is given to the incumbent auditor and to the auditor proposed to be appointed.

(4) Subject to the Act, the accounts of the Company shall be audited at least once in every year.

(5) The remuneration of the Auditor shall be fixed by the Company in a General Meeting or in such manner as the Members may determine.

(6) If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a Special General Meeting to fill the vacancy.

(7) The statement of income and expenditures and the balance sheet provided for by these Bye-Laws shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors or Officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in a General Meeting. The generally accepted auditing standards referred to herein may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor should disclose this fact and name such country or jurisdiction.

(8) The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

GIVING NOTICE AND ACCESS

37. (1) Notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person; or

(b)	by sending it by letter mail or courier to such Member’s address in the Register of Members; or

(c)	by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

(2) Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

(3) Any notice delivered in accordance with Bye-Law 37(1) (a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means. Any notice delivered in accordance with Bye-Law 37(1)(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

WINDING UP

38. (1) The Board shall have power in the name and on behalf of the Company to present a petition to the court for the Company to be wound up.

(2) A resolution that the Company be wound up by the court or be wound up voluntarily shall be a special resolution.

(3) If the Company shall be wound up (whether the liquidation is voluntary or by the court) the liquidator may, with the authority of a special resolution and any other sanction required by the Act, divide among the Members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of properties of one kind or shall consist of properties to be divided as aforesaid of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator with the like authority shall determine, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.

INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY

39. (1) The Directors and Officers (such term to include, for the purposes of this Bye-Law, any individual appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and held harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other Persons with whom any monies or effects belonging to the Company shall or may be delivered or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be deposited or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said individuals.

(2) Each Member and the Company agree to waive any claim or right of action he or it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action, in the performance of his duties, or supposed duties, with or for the Company; provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer. Any repeal or modification of this Bye-Law shall not adversely affect any right or protection of a Director or Officer of the Company existing immediately prior to such repeal or modification.

(3) Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, liquidator or trustee to repay such amount unless it shall ultimately be determined that the individual is entitled to be indemnified by the Company as authorized in these Bye-Laws or otherwise pursuant to the laws of Bermuda.

AMENDMENT OF BYE-LAWS

40. Any amendment to these Bye-Laws or to the Company’s Memorandum of Association shall be approved by the Board and decided on by an Ordinary Resolution of the Members.

*************************************

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

To withhold authority to vote for any

individual nominee(s), mark “For All

Except” and write the number(s) of the

nominee(s) on the line below.

0 0 0

0 0 0

0 0 0

0000044277_1 R2.09.05.010

For Withhold For All

All All Except

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 F. Sedgwick Browne 02 Hector De Leon 03 John H. Tonelli

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

ATTN: MARTIN RUSSEL

110 PITTS BAY ROAD

PEMBROKE HM08BERMUDA

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain

2	To consider and approve an amendment and restatement of Argo Group’s Bye-Laws.

3 To consider and approve the recommendation of our Board of Directors that Ernst & Young LLP be appointed as our independent auditors for the fiscal year ending December 31,2010 and to refer the determination of the independent auditors’ remuneration to the Audit Committee of our Board of Directors.

NOTE: WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL GENERAL MEETING OR NOT, YOU ARE REQUESTED TO SUBMIT YOUR PROXY EITHER

ELECTRONICALLY OR, BY COMPLETING, SIGNING AND RETURNING THIS PROXY CARD TO ENSURE THAT THESE SHARES WILL BE REPRESENTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000044277_2 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are

available at www.proxyvote.com .

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

PROXY SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS

The undersigned shareholder of Argo Group International Holdings, Ltd. (“Argo Group”) hereby appoints MARK

E. WATSON III and DAVID J. DOYLE, and each of them, with the full power of substitution to each, as the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote as specified herein, all shares of Common Stock held of record by the undersigned on March 12, 2010 at the 2010 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 4, 2010 at 10:30 a.m.

Bermuda local time at 110 Pitts Bay Road, Hamilton, Bermuda and at any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE

ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED “FOR” ITEMS 1, 2 AND 3 AND IN THE

DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME

BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE

UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND AVAILABILITY

OF PROXY MATERIALS DATED MARCH 15, 2010. THE DIRECTORS RECOMMEND VOTES ON THE

REVERSE SIDE.

Continued and to be signed on reverse side